                                                                   EXHIBIT 10-34
                                                                [CONFORMED COPY]











            ========================================================



                           SAFEGUARD SCIENTIFICS, INC.

                                       AND

             FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, Trustee


                                    Indenture

                          Dated as of February 1, 1996

                                   ----------

                                  $100,000,000

                   6% Convertible Subordinated Notes due 2006



            ========================================================

                                TABLE OF CONTENTS

                                   __________


                                                                            Page
                                                                            ----

PARTIES        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   --

RECITALS

           Authorization of Indenture. . . . . . . . . . . . . . . . . . .    1
           Form of Face of Security. . . . . . . . . . . . . . . . . . . .    1
           Form of Trustee's Certificate of Authentication . . . . . . . .    5
           Form of Reverse of Security . . . . . . . . . . . . . . . . . .    6

           Form of Conversion Notice . . . . . . . . . . . . . . . . . . .   11
           Form of Schedule for Endorsement on
             Global Security to Reflect Changes
             in Principal Amount . . . . . . . . . . . . . . . . . . . . .   12
           Compliance with Legal Requirements. . . . . . . . . . . . . . .   13
           Purpose of and Consideration for Indenture. . . . . . . . . . .   13


                                   ARTICLE ONE

                                  DEFINITIONS.

SECTION 1.1.   Certain Terms Defined . . . . . . . . . . . . . . . . . . .   13
               Accredited Investor . . . . . . . . . . . . . . . . . . . .   13
               Acquisition Indebtedness. . . . . . . . . . . . . . . . . .   13
               Affiliate . . . . . . . . . . . . . . . . . . . . . . . . .   14
               Board of Directors. . . . . . . . . . . . . . . . . . . . .   14
               Business Day. . . . . . . . . . . . . . . . . . . . . . . .   14
               Certificate of Transfer . . . . . . . . . . . . . . . . . .   14
               Common Stock  . . . . . . . . . . . . . . . . . . . . . . .   14
               Conversion Price. . . . . . . . . . . . . . . . . . . . . .   14
               Corporate Trust Office. . . . . . . . . . . . . . . . . . .   14
               Depositary. . . . . . . . . . . . . . . . . . . . . . . . .   14
               Event of Default. . . . . . . . . . . . . . . . . . . . . .   15
               Exchange Act. . . . . . . . . . . . . . . . . . . . . . . .   15
               Global Security . . . . . . . . . . . . . . . . . . . . . .   15
               Indebtedness. . . . . . . . . . . . . . . . . . . . . . . .   15
               Indenture . . . . . . . . . . . . . . . . . . . . . . . . .   15
               Issuer. . . . . . . . . . . . . . . . . . . . . . . . . . .   15
               Holder, holder of Securities,
                 Securityholder. . . . . . . . . . . . . . . . . . . . . .   15
               Majority Subsidiary . . . . . . . . . . . . . . . . . . . .   15

               Non-Recourse Indebtedness . . . . . . . . . . . . . . . . .   16
               Officers' Certificate . . . . . . . . . . . . . . . . . . .   16
               Opinion of Counsel. . . . . . . . . . . . . . . . . . . . .   16
               Original issue date . . . . . . . . . . . . . . . . . . . .   16
               Outstanding . . . . . . . . . . . . . . . . . . . . . . . .   16
               Principal . . . . . . . . . . . . . . . . . . . . . . . . .   17
               Qualified Institutional Buyer . . . . . . . . . . . . . . .   17
               Register. . . . . . . . . . . . . . . . . . . . . . . . . .   17
               Regulation S. . . . . . . . . . . . . . . . . . . . . . . .   17
               Regulation S Purchaser. . . . . . . . . . . . . . . . . . .   17
               Responsible Officer . . . . . . . . . . . . . . . . . . . .   17
               Restricted Security . . . . . . . . . . . . . . . . . . . .   17
               Rights. . . . . . . . . . . . . . . . . . . . . . . . . . .   17
               Rule 144A . . . . . . . . . . . . . . . . . . . . . . . . .   18
               Securities Act. . . . . . . . . . . . . . . . . . . . . . .   18
               Security or Securities. . . . . . . . . . . . . . . . . . .   18
               Senior Indebtedness . . . . . . . . . . . . . . . . . . . .   18
               Stock Transfer Agent. . . . . . . . . . . . . . . . . . . .   18
               Trading Day . . . . . . . . . . . . . . . . . . . . . . . .   18
               Trustee . . . . . . . . . . . . . . . . . . . . . . . . . .   19
               Trust Indenture Act of 1939 . . . . . . . . . . . . . . . .   19


                                   ARTICLE TWO

                           ISSUE, EXECUTION, FORM AND
                           REGISTRATION OF SECURITIES.

SECTION 2.1.   Authentication and Delivery of
                 Securities. . . . . . . . . . . . . . . . . . . . . . . .   19
SECTION 2.2.   Execution of Securities . . . . . . . . . . . . . . . . . .   19
SECTION 2.3.   Certificate of Authentication . . . . . . . . . . . . . . .   20
SECTION 2.4.   Form, Denomination and Date of
                 Securities; Payments of Interest. . . . . . . . . . . . .   20
SECTION 2.5.   Exchange and Registration of Transfer of
                 Securities; Restrictions on Transfers;
                 Depositary. . . . . . . . . . . . . . . . . . . . . . . .   21
SECTION 2.6.   Mutilated, Defaced, Destroyed, Lost
                 and Stolen Securities . . . . . . . . . . . . . . . . . .   30
SECTION 2.7.   Cancellation of Securities;
                 Destruction Thereof . . . . . . . . . . . . . . . . . . .   31
SECTION 2.8.   Temporary Securities. . . . . . . . . . . . . . . . . . . .   32


                                  ARTICLE THREE

                    COVENANTS OF THE ISSUER AND THE TRUSTEE.

SECTION 3.1.   Payment of Principal and Interest . . . . . . . . . . . . .   32
SECTION 3.2.   Offices for Payments, etc.. . . . . . . . . . . . . . . . .   33

                                                                            Page
                                                                            ----
SECTION 3.3.   Appointment to Fill a Vacancy in
                 Office of Trustee . . . . . . . . . . . . . . . . . . . .   33
SECTION 3.4.   Paying Agents . . . . . . . . . . . . . . . . . . . . . . .   33
SECTION 3.5.   Certificate to Trustee. . . . . . . . . . . . . . . . . . .   34
SECTION 3.6.   Securityholders' Lists. . . . . . . . . . . . . . . . . . .   35
SECTION 3.7    Reports by the Issuer . . . . . . . . . . . . . . . . . . .   35
SECTION 3.8    Reports by the Trustee. . . . . . . . . . . . . . . . . . .   35
SECTION 3.9    Information to be Provided to Holders of
                 Securities. . . . . . . . . . . . . . . . . . . . . . . .   35


                                  ARTICLE FOUR

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                              ON EVENT OF DEFAULT.

SECTION 4.1.   Event of Default Defined; Acceleration
                 of Maturity; Waiver of Default. . . . . . . . . . . . . .   35
SECTION 4.2.   Collection of Indebtedness by Trustee;
                 Trustee May Prove Debt. . . . . . . . . . . . . . . . . .   38
SECTION 4.3.   Application of Proceeds . . . . . . . . . . . . . . . . . .   41
SECTION 4.4.   Suits for Enforcement . . . . . . . . . . . . . . . . . . .   42
SECTION 4.5.   Restoration of Rights on Abandonment
                 of Proceedings. . . . . . . . . . . . . . . . . . . . . .   42
SECTION 4.6.   Limitations on Suits by
                 Securityholders . . . . . . . . . . . . . . . . . . . . .   42
SECTION 4.7.   Powers and Remedies Cumulative;
                 Delay or Omission Not Waiver of
                 Default . . . . . . . . . . . . . . . . . . . . . . . . .   43
SECTION 4.8.   Control by Securityholders. . . . . . . . . . . . . . . . .   43
SECTION 4.9.   Waiver of Past Defaults . . . . . . . . . . . . . . . . . .   44


                                  ARTICLE FIVE

                             CONCERNING THE TRUSTEE.

SECTION 5.1.   Duties and Responsibilities of the
                Trustee; During Default; Prior to
                Default. . . . . . . . . . . . . . . . . . . . . . . . . .   45
SECTION 5.2.   Certain Rights of the Trustee . . . . . . . . . . . . . . .   46
SECTION 5.3.   Trustee Not Responsible for Recitals,
                 Disposition of Securities or
                 Application of Proceeds Thereof . . . . . . . . . . . . .   48
SECTION 5.4.   Trustee and Agents May Hold
                 Securities; Collections, etc. . . . . . . . . . . . . . .   48
SECTION 5.5.   Moneys Held by Trustee. . . . . . . . . . . . . . . . . . .   48
SECTION 5.6.   Compensation and Indemnification

                                                                            Page
                                                                            ----
                 of Trustee and Its Prior Claim. . . . . . . . . . . . . .   48
SECTION 5.7.   Right of Trustee to Rely on
                 Officers' Certificate, etc. . . . . . . . . . . . . . . .   49
SECTION 5.8.   Persons Eligible for Appointment
                 as Trustee. . . . . . . . . . . . . . . . . . . . . . . .   49
SECTION 5.9.   Resignation and Removal; Appointment
                 of Successor Trustee. . . . . . . . . . . . . . . . . . .   49
SECTION 5.10.  Acceptance of Appointment by
                 Successor Trustee . . . . . . . . . . . . . . . . . . . .   51
SECTION 5.11.  Merger, Conversion, Consolidation or
                 Succession to Business of Trustee . . . . . . . . . . . .   52


                                   ARTICLE SIX

                         CONCERNING THE SECURITYHOLDERS.

SECTION 6.1.   Evidence of Action Taken by
                 Securityholders . . . . . . . . . . . . . . . . . . . . .   52
SECTION 6.2.   Proof of Execution of Instruments and
                of Holding of Securities; Record Date. . . . . . . . . . .   53
SECTION 6.3.   Holders to Be Treated as Owners . . . . . . . . . . . . . .   53
SECTION 6.4.   Securities Owned by Issuer Deemed Not
                 Outstanding . . . . . . . . . . . . . . . . . . . . . . .   53
SECTION 6.5.   Right of Revocation of Action Taken . . . . . . . . . . . .   54


                                  ARTICLE SEVEN

                            SUPPLEMENTAL INDENTURES.

SECTION 7.1.   Supplemental Indentures Without
                 Consent of Securityholders. . . . . . . . . . . . . . . .   55
SECTION 7.2.   Supplemental Indentures With Consent
                 of Securityholders. . . . . . . . . . . . . . . . . . . .   56
SECTION 7.3.   Effect of Supplemental Indenture. . . . . . . . . . . . . .   57
SECTION 7.4.   Documents to Be Given to Trustee. . . . . . . . . . . . . .   57
SECTION 7.5.   Notation on Securities in Respect of
                 Supplemental Indentures . . . . . . . . . . . . . . . . .   58


                                  ARTICLE EIGHT

                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE.


SECTION 8.1.   Covenant Not to Merge, Consolidate,
                  Sell or Convey Property Except

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                                                                            Page
                                                                            ----

                  Under Certain Conditions . . . . . . . . . . . . . . . .   58
SECTION 8.2.   Successor Corporation Substituted . . . . . . . . . . . . .   58
SECTION 8.3.   Opinion of Counsel to Trustee . . . . . . . . . . . . . . .   59


                                  ARTICLE NINE

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS.


SECTION 9.1.   Satisfaction and Discharge of
                 Indenture . . . . . . . . . . . . . . . . . . . . . . . .   59
SECTION 9.2.   Application by Trustee of Funds
                 Deposited for Payment of Securities.. . . . . . . . . . .   60
SECTION 9.3.   Repayment of Moneys Held by Paying
                 Agent . . . . . . . . . . . . . . . . . . . . . . . . . .   61
SECTION 9.4.   Return of Moneys Held By Trustee and
                 Paying Agent Unclaimed for Three
                 Years . . . . . . . . . . . . . . . . . . . . . . . . . .   61


                                   ARTICLE TEN

                            MISCELLANEOUS PROVISIONS.

SECTION 10.1.  Incorporators, Stockholders, Officers
                 and Directors of Issuer Exempt from
                 Individual Liability. . . . . . . . . . . . . . . . . . .   61
SECTION 10.2.  Provisions of Indenture for the Sole
                 Benefit of Parties and Security-
                 holders . . . . . . . . . . . . . . . . . . . . . . . . .   61
SECTION 10.3.  Successors and Assigns of Issuer
                 Bound by Indenture. . . . . . . . . . . . . . . . . . . .   62
SECTION 10.4.  Notices and Demands on Issuer,
                 Trustee and Securityholders . . . . . . . . . . . . . . .   62
SECTION 10.5.  Officers' Certificates and Opinions
                 of Counsel; Statements to Be Con-
                 tained Therein. . . . . . . . . . . . . . . . . . . . . .   63
SECTION 10.6.  Payments Due on Saturdays, Sundays
                 and Holidays. . . . . . . . . . . . . . . . . . . . . . .   64
SECTION 10.7.  Conflict of Any Provision of
                 Indenture with Trust Indenture
                 Act of 1939 . . . . . . . . . . . . . . . . . . . . . . .   64
SECTION 10.8.  New York Law to Govern. . . . . . . . . . . . . . . . . . .   64
SECTION 10.9.  Counterparts. . . . . . . . . . . . . . . . . . . . . . . .   64
SECTION 10.10. Effect of Headings. . . . . . . . . . . . . . . . . . . . .   64

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                                                                            Page
                                                                            ----
                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES.

SECTION 11.1.  Right of Optional Redemption; Prices. . . . . . . . . . . .   65
SECTION 11.2.  Notice of Redemption; Partial
                 Redemptions . . . . . . . . . . . . . . . . . . . . . . .   65
SECTION 11.3.  Payment of Securities Called for
                 Redemption. . . . . . . . . . . . . . . . . . . . . . . .   67
SECTION 11.4.  Exclusion of Certain Securities from
                 Eligibility for Selection for
                 Redemption. . . . . . . . . . . . . . . . . . . . . . . .   68


                                 ARTICLE TWELVE

                          SUBORDINATION OF SECURITIES.

SECTION 12.1.  Agreement to Subordinate. . . . . . . . . . . . . . . . . .   68
SECTION 12.2.  Payments to Securityholders . . . . . . . . . . . . . . . .   69
SECTION 12.3.  Subrogation of Securities . . . . . . . . . . . . . . . . .   70
SECTION 12.4.  Authorization by Securityholders. . . . . . . . . . . . . .   72
SECTION 12.5.  Notice to Trustee . . . . . . . . . . . . . . . . . . . . .   72
SECTION 12.6.  Trustee's Relation to Senior. . . . . . . . . . . . . . . .   73
                 Indebtedness. . . . . . . . . . . . . . . . . . . . . . .   73
SECTION 12.7.  No Impairment of Subordination. . . . . . . . . . . . . . .   74


                                ARTICLE THIRTEEN

                            CONVERSION OF SECURITIES.

SECTION 13.1.  Conversion Privilege. . . . . . . . . . . . . . . . . . . .   74
SECTION 13.2.  Exercise of Conversion Privilege. . . . . . . . . . . . . .   74
SECTION 13.3.  Fractional Interests. . . . . . . . . . . . . . . . . . . .   76
SECTION 13.4.  Conversion Price. . . . . . . . . . . . . . . . . . . . . .   76
SECTION 13.5.  Adjustment of Conversion Price. . . . . . . . . . . . . . .   76
SECTION 13.6.  Adjustment of Conversion Price -
                 Fundamental Change  . . . . . . . . . . . . . . . . . . .   85
SECTION 13.7.  Notice of Certain Events. . . . . . . . . . . . . . . . . .   90
SECTION 13.8.  Taxes on Conversion . . . . . . . . . . . . . . . . . . . .   91
SECTION 13.9.  Issuer to Provide Stock . . . . . . . . . . . . . . . . . .   91
SECTION 13.10. Disclaimer of Responsibility for
                 Certain Matters . . . . . . . . . . . . . . . . . . . . .   92
SECTION 13.11. Return of Funds Deposited for
                 Redemption of Converted Securities. . . . . . . . . . . .   92
TESTIMONIUM    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   93

                                                                            Page
                                                                            ----
SIGNATURES     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   93

EXHIBIT A      Form of Letter to be Delivered by
                 Institutional Accredited
                 Investors . . . . . . . . . . . . . . . . . . . . . . . .  A-1

EXHIBIT B      Form of Certificate of Transfer for
                 Securities. . . . . . . . . . . . . . . . . . . . . . . .  B-1

EXHIBIT C      Form of Certificate of Transfer for
                 Restricted Common Stock . . . . . . . . . . . . . . . .    C-1

               THIS INDENTURE, dated as of February 1, 1996 between SAFEGUARD SCIENTIFICS, INC., a corporation incorporated under the laws of the Commonwealth of Pennsylvania (the "Issuer"), and FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States (the "Trustee"),

                              W I T N E S S E T H :


               WHEREAS, the Issuer has duly authorized the issue of its 6% Convertible Subordinated Notes due 2006 (the "Securities") and, to provide, among other things, for the authentication, delivery and administration thereof, the Issuer has duly authorized the execution and delivery of this Indenture; and

               WHEREAS, the Securities and the Trustee's certificate of authentication shall be in substantially the following form:

                           [FORM OF FACE OF SECURITY]

CUSIP Number [U75040AA0 - for Securities initially purchased in compliance with Regulation S]
             [786449AC2 - for all other Securities]
No.                                        $

          THE NOTE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT)("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO SAFEGUARD SCIENTIFICS, INC. OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE

144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY OR AT SUCH EARLIER TIME AS THE NOTE CEASES TO BE SUBJECT TO THE REQUIREMENTS OF PARAGRAPHS (C), (E), (F) AND (H) OF RULE 144 UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

          [Where the Note is a Global Security add: "Unless and until it is exchanged in whole or in part for Notes in definitive registered form, this Note may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."]


          [In addition, a Global Security issued to Cede & Co. will bear the following legend: Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF
FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

                           SAFEGUARD SCIENTIFICS, INC.
                   6% Convertible Subordinated Notes due 2006


          SAFEGUARD SCIENTIFICS, INC., a corporation incorporated under the laws of the Commonwealth of Pennsylvania (the "Issuer"), for value received hereby
promises to pay to                 or registered assigns the principal sum
of              Dollars on February 1, 2006, and to pay interest, semi-annually on February 1 and August 1 of each year, on said principal sum at the rate per annum set forth above from the February 1 or the August 1, as the case may be, next preceding the date of this Security to which interest on the Securities has been paid or duly provided for, unless the date hereof is a date to which interest on the Securities has been paid or duly provided for, in which case from the date of this Security, or unless no interest has been paid or duly provided for on the Securities, in which case from February 6, 1996 until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after January 15 or July 15, as the case may be, and before the following February 1 or August 1, this Security shall bear interest from such February 1 or August 1; provided, that if the Issuer shall default in the payment of interest due on such February 1 or August 1, then this Security shall bear interest from the next preceding February 1 or August 1 to which interest on the Securities has been paid or duly provided for, or, if no interest has been paid or duly provided for on the Securities since the original issue date of this Security, from February 6, 1996. The interest so payable on any February 1 or August 1 will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the January 15 or July 15 preceding such February 1 or August 1, whether or not such day is a Business Day.

          Payment of the principal of and interest on this Security will be made in immediately available funds and in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment in respect of the principal of this Security will be made only against surrender of this Security. Each such payment of the principal of and interest on this Security will be made at the Issuer's office or agency for such purpose in the Borough of Manhattan, The City of New York, which office or agency will initially be the Corporate Trust Office of the Trustee; PROVIDED, HOWEVER, that upon application by the Holder to the Trustee not later than the 10th day immediately preceding the relevant January 15 or July 15, such Holder may receive payment of interest by wire transfer to a U.S. Dollar account (such transfers to be made only to Holders of an aggregate principal amount in excess of U.S. $5,000,000) maintained by the payee with a bank in The City of New York; and PROVIDED, FURTHER, that, subject to the preceding proviso, payment of interest may, at the option of the Issuer, be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register. Unless such designation is revoked, any such designation made by the Holder with respect to this Security will remain in effect with respect to future payments with respect to this Security payable to the Holder. The Issuer will pay any administrative costs imposed by banks in connection with making any such payments upon application of such Holder for reimbursement. If this Security is a Global Security, then, notwithstanding the third sentence of this paragraph, each such payment will be made in accordance with the procedures of the U.S. Depositary as then in effect.

          Reference is made to the further provisions set forth on the reverse hereof including without limitation provisions subordinating the payment of principal of, premium, if any, and interest on the Securities to the payment in full of all Senior Indebtedness as defined in said Indenture and provisions giving the Holder hereof the right to convert this Security into Common Stock of the Issuer on the terms and subject to the conditions and limitations referred to on the reverse hereof, as more fully specified in said Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This Security shall not be valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee acting under the Indenture.

          IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal.


Dated: February 6, 1996

                                                  SAFEGUARD SCIENTIFICS, INC.




                                                  ------------------------------


                                                  ------------------------------




                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]



This is one of the Securities described in the within-mentioned Indenture.


                                                  FIRST TRUST OF NEW YORK,
                                                    as Trustee


                                                  ------------------------------
                                                  Authorized Officer

                          [FORM OF REVERSE OF SECURITY]

                           SAFEGUARD SCIENTIFICS, INC.

                   6% Convertible Subordinated Notes due 2006


          This Security is one of a duly authorized issue of debt securities of the Issuer, limited to the aggregate principal amount of $115,000,000 (except as otherwise provided in the Indenture mentioned below), issued or to be issued pursuant to an indenture dated as of February 1, 1996 (the "Indenture"), duly executed and delivered by the Issuer to FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, Trustee (herein called the "Trustee"). Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Securities.

          In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all the Securities may be declared due and payable, in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Securities then outstanding and that, prior to any such declaration, such holders may waive any past default under the Indenture and its consequences except a default in the payment of principal of or premium, if any, or interest on any of the Securities or in respect of the conversion of any of the Securities. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and any Security which may be issued in exchange or substitution herefor, whether or not any notation thereof is made upon this Security or such other Securities.

          The Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities; PROVIDED that no such supplemental indenture shall (a) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on the redemption hereof, or alter the conversion provisions with respect to any Security in a manner materially adverse to the Holder thereof or modify the subordination provisions of the Indenture in a manner materially adverse to the Holders or impair or affect the right of any Holder to institute suit for the payment or conversion thereof or change the currency for payment of principal of, premium or interest on, any Security or materially and adversely affect the right to convert the Securities into Common Stock of SAFEGUARD SCIENTIFICS, INC. without the consent of the holder of each Security so affected; or (b) reduce the aforesaid percentage of Securities, the consent of the holders of which is required for any such supplemental indenture or waiver, without the consent of the holders of all Securities then outstanding.

          The indebtedness evidenced by the Securities is, to the extent and in the manner provided in the Indenture, expressly subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Issuer as defined in the Indenture, whether outstanding at the date of the Indenture or thereafter incurred, and this Security is issued subject to the provisions of the Indenture with respect to such subordination. Each holder of this Security, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee his attorney-in-fact for such purpose.

          Subject to the provisions of the Indenture, the holder of this Security has the right, at his option, at any time until and including, but not after the close of business on the Trading Day preceding, February 1, 2006 (except that, in case this Security or a portion hereof shall be called for redemption and the Issuer shall not thereafter default in making due provision for the payment of the redemption price, such right shall terminate with respect to this Security or such portion hereof at the close of business on the Trading Day preceding the date fixed for redemption), to convert the principal of this Security, or any portion thereof which is $1,000 or a integral multiple of $1,000, into fully paid and non-assessable shares of Common Stock of Issuer, as said shares shall be constituted at the date of conversion, at the Conversion Price of $57.97 per share in principal amount of Securities for each share of such Common Stock, or at the adjusted Conversion Price in effect at the date of conversion if an adjustment has been made, determined as provided in the Indenture, upon surrender of this Security to the Issuer at the office or agency of the Issuer maintained for the purpose in the Borough of Manhattan, The City of New York, which office or agency will initially be the Corporate Trust Office of the Trustee, together with a fully executed notice substantially in the form set forth at the foot hereof that the holder elects so to convert this Security (or any portion hereof which is a integral multiple of $1,000) and, if this Security is surrendered for conversion during the period between the close of business on January 15 or July 15 in any year and the opening of business on the following February 1 or August 1 and has not been called for redemption on a redemption date within such period (or on such February 1 or August 1), accompanied by payment of an amount equal to the interest payable on such February 1 or August 1 on the principal amount of the Security being surrendered for conversion. Except as provided in the preceding sentence or as otherwise expressly provided in the Indenture, no payment or adjustment shall be made on account of interest accrued on this Security (or portion thereof) so converted or on account of any dividend or distribution on any such Common Stock issued upon conversion. If so required by the Issuer or the Trustee, this Security, upon surrender for conversion as aforesaid, shall be duly endorsed by, or be accompanied by instruments of transfer, in form satisfactory to the Issuer, duly executed by, the holder or by his duly authorized attorney. The Conversion Price from time to time in effect is subject to adjustment as provided in the Indenture. No fractions of shares will be issued on conversion, but an adjustment in cash will be made for any fractional interest as provided in the Indenture.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the place, times, and rate, and in the currency, herein prescribed.

          The Securities are issuable only as registered Securities without coupons in denominations of $1,000 and any integral multiple of $1,000. The Securities may only be purchased and transferred in principal amounts of $100,000 and $1,000 integral multiples in excess thereof.

          At the office or agency of the Issuer referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged for a like aggregate principal amount of Securities of other authorized denominations.

          Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Issuer, a new Security or Securities of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

          On or after February 2, 1999 and before February 2, 2001, the Securities may be redeemed at the option of the Issuer as a whole, or in part, at the following redemption prices (expressed in percentages of the principal amount) together in each case with accrued interest to the date fixed for redemption, provided that for 20 Trading Days within any period of 30 consecutive Trading Days (including the last Trading Day of such period) ending on the Trading Day immediately prior to the notice of redemption the Closing Price of the Common Stock on the New York Stock Exchange equals or exceeds 125% of the then effective Conversion Price and further provided that all interest on the Securities for all interest periods ending on or prior to the notice of redemption to the Trustee has been paid in full or set aside for payment in full. If redeemed during the twelve-month period beginning February 2:


   Year          Redemption Price
   ----          ----------------
   1999             104.00%
   2000             103.33


          On or after February 2, 2001, the Securities may be redeemed at the option of the Issuer as a whole, or in part, on any date up to one Trading Date prior to maturity, at the following redemption prices (expressed in percentages of the principal amount) together in each case with accrued interest to the date fixed for redemption. If redeemed during the twelve-month period beginning February 2:

   Year          Redemption Price
   ----          ----------------
   2001             102.67%
   2002             102.00
   2003             101.33
   2004             100.67


and at 100% if redeemed on or after February 2, 2005.

PROVIDED, in either case, that if the date fixed for redemption is a February 1 or August 1, then the interest payable on such date shall be paid to the holder of record on the next preceding January 15 or July 15.

          Subject to payment by the Issuer of a sum sufficient to pay the amount due on redemption, interest on this Security (or portion hereof if this Security is redeemed in part) shall cease to accrue upon the date duly fixed for redemption of this Security (or portion hereof if this Security is redeemed in part).

          The Issuer, the Trustee, and any authorized agent of the Issuer or the Trustee, may deem and treat the registered holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Issuer or the Trustee or any authorized agent of the Issuer or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any and, subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

          No recourse shall be had for the payment of the principal of and premium, if any, or the interest on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                           [FORM OF CONVERSION NOTICE]

          To:  SAFEGUARD SCIENTIFICS, INC.

          The undersigned owner of this Security hereby: (i) irrevocably exercises the option to convert this Security, or the portion hereof below designated, for shares of Common Stock ($.10 par value per share) of SAFEGUARD SCIENTIFICS, INC. in accordance with the terms of the Indenture referred to in this Security and (ii) directs that such shares of Common Stock deliverable upon the conversion, together with any check in payment for fractional shares and any Security(ies) representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares are to be delivered registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.


Dated          ,

                                                  ---------------------------
                                                          Signature

Fill in for registration of shares if to be delivered, and of Securities if to be issued, otherwise than to and in the name of the registered holder.


                                                  ---------------------------
                                                  Social Security or Other
                                                  Taxpayer Identifying Number


- - ------------------------------
          (Name)

- - ------------------------------
      (Street Address)

- - ------------------------------
  (City, State and Zip Code)
  (Please print name and
   address)

                                                  Principal Amount to be

                                                  Converted:  (if less than all)


                                                $
                                                 -------------------------------

              [FORM OF SCHEDULE FOR ENDORSEMENTS ON GLOBAL SECURITY
                     TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

                                   Schedule A

     Changes to Principal Amount of Global Security



Date   Principal Amount of         Remaining Principal       Notation
- - ----   Securities by which         Amount of this            Made by
       this Global Security        Global Security           -------
       Is To Be Reduced or         ---------------
       Increased, and
       Reason for Reduction
       or Increase
       -----------

          AND WHEREAS, all things necessary to make the Securities, when executed by the Issuer and authenticated and delivered by the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Issuer, and to constitute these presents a valid indenture and agreement according to its terms, have been done;

          NOW, THEREFORE:

          In consideration of the premises and the purchases of the Securities by the holders thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities as follows:


                                   ARTICLE ONE

                                  DEFINITIONS.

          SECTION 1.1 CERTAIN TERMS DEFINED. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act are referred to in the Trust Indenture Act of 1939 (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with generally accepted accounting principles, and the term "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" shall mean such accounting principles which are generally accepted at the date or time of any computation or at the date hereof. The words "HEREIN", "HEREOF" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

          "ACCREDITED INVESTOR" means an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

          "ACQUISITION INDEBTEDNESS" means the principal of, premium, if any, and interest on and all other amounts owing with respect to any indebtedness for money borrowed or obligations incurred, assumed or guaranteed by such person in connection with the acquisition by it or any of its Majority Subsidiaries of any other businesses, properties or other assets.

          "AFFILIATE" has the meaning assigned thereto in Rule 144 under the Securities Act and any successor rule thereto.

          "BOARD OF DIRECTORS" means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act hereunder.

          "BUSINESS DAY" means a day which in the city (or in any of the cities, if more than one) where amounts are payable in respect of the Securities, as specified on the face of the form of Security recited above, is neither a legal holiday nor a day on which banking institutions are authorized by law or regulation to close.

          "CERTIFICATE OF TRANSFER" means a certificate to be completed by the transferor and, in certain instances, the transferee of a Restricted Security, the form of which is attached hereto as Exhibit B.

          "COMMON STOCK" means the Common Stock ($.10 per share par value) of Issuer as the same exists at the date of execution and delivery of this Indenture or as such stock may be reconstituted from time to time.

          "CONVERSION PRICE" has the meaning given to that term in Section 13.4 hereof.

          "CORPORATE TRUST OFFICE" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at 100 Wall Street, Suite 1600, New York, New York 10005.

          "DEPOSITARY" means, The Depository Trust Company until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities shall mean the Depositary with respect to the Global Securities.

          "EVENT OF DEFAULT" means any event or condition specified as such in
Section 4.1 which shall have continued for the period of time, if any, therein designated.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "GLOBAL SECURITY" means either the 144A Global Security or the Regulation S Global Security, as these terms are defined in Section 2.5 hereof.

          "INDEBTEDNESS" means with respect to any person, any of the following (without duplication): (i) the principal of, premium, if any, and interest on and all other amounts owing with respect to any indebtedness (including any such indebtedness representing any deferred payment obligation for the payment of the purchase price of property or assets) of such person for money borrowed or evidenced by bonds, notes, debentures or similar obligations, including any guaranty by such person of any indebtedness for money borrowed of any other person, whether any such indebtedness or guaranty is outstanding on the date of the Indenture or is thereafter created, assumed or incurred, (ii) Acquisition Indebtedness, (iii) lease obligations which such person capitalizes in accordance with generally accepted accounting principles and (iv) any amounts payable by such person under or in respect of any interest rate exchange agreement, interest rate swap agreement or other similar agreement entered into in respect of all or any portion of the above.

          "INDENTURE" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented.

          "ISSUER" means SAFEGUARD SCIENTIFICS, INC., a corporation incorporated under the laws of the Commonwealth of Pennsylvania, and, subject to Article Eight, its successors and assigns.

          "HOLDER", "HOLDER OF SECURITIES", "SECURITYHOLDER" or other similar terms means the registered holder of any Security.

          "MAJORITY SUBSIDIARY" means, as to any person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such person; unless otherwise specified, "Majority Subsidiary" means a Majority Subsidiary of the Issuer.

          "NON-RECOURSE INDEBTEDNESS" means Indebtedness or that portion of Indebtedness as to which none of the Issuer and any of its subsidiaries: (i) provides credit support (including any undertaking, agreement or instrument which would constitute Indebtedness) or (ii) is directly or indirectly liable.

          "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board of Directors or the President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") and by the Senior Vice President-Finance or Corporate Controller or the Secretary or any Assistant Secretary of the Issuer and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in
Section 10.5.

          "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Issuer or who may be other counsel satisfactory to the Trustee. Each such opinion shall comply with
Section 314 of the Trust Indenture Act and include the statements provided for in Section 10.5, if and to the extent required hereby.

          "ORIGINAL ISSUE DATE" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

          "OUTSTANDING", when used with reference to Securities, shall, subject to the provisions of Section 6.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

          (a) Securities theretofor cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer (if the Issuer shall act as its own paying agent), provided that if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

          (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.6 (unless proof satisfactory to the Trustee is presented that any of such Securities is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer), Securities converted into Common Stock pursuant hereto and Securities not deemed outstanding pursuant to Section 11.2.

          "PRINCIPAL" wherever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any".

          "QUALIFIED INSTITUTIONAL BUYER" has the meaning assigned thereto in Rule 144A.

          "REGISTER" has the meaning given to that term in Section 2.5 hereof.

          "REGULATION S" means Regulation S under the Securities Act, and any successor regulation thereto.

          "REGULATION S PURCHASER" means a person purchasing an interest in the Securities in accordance with Rule 904 of Regulation S.

          "RESPONSIBLE OFFICER" when used with respect to the Trustee means the chairman of the board of directors, any vice chairman of the board of directors, the chairman of the trust committee, the chairman of the executive committee, any vice chairman of the executive committee, the president, any vice president (whether or not designated by numbers or words added before or after the title "vice president"), the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

          "RESTRICTED SECURITY" means a Security that bears or is required to bear the legend set forth in Section 2.5(d) hereof.

          "RIGHTS" mean any right to purchase capital stock of the Issuer to be attached to the shares of Common Stock of the Issuer upon conversion, or similar rights issued the holders of Common Stock in addition thereto or in replacement thereof.

          "RULE 144A" means Rule 144A under the Securities Act and any successor rule thereto.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SECURITY" or "SECURITIES" means any note, as the case may be, authenticated and delivered under this Indenture.

          "SENIOR INDEBTEDNESS" means Indebtedness of the Issuer whether outstanding on the date hereof or thereafter created, incurred, assumed or guaranteed (including, without limitation, interest that accrues on or after the filing of a petition in bankruptcy or for reorganization, if a claim for post-petition interest is allowed in such proceeding) except (i) any Indebtedness outstanding after the date of the Indenture as to which, by the express terms of the instrument creating or evidencing the same, it is provided that such Indebtedness is not senior or superior in right of payment to the Securities,
(ii) the Securities, (iii) any Indebtedness of the Issuer to any Majority Subsidiary, (iv) Indebtedness incurred in connection with the purchase of goods, assets, materials or services in the ordinary course of business or representing amounts recorded as accounts payable, trade payables or other current liabilities of the Issuer on the books of the Issuer (other than Acquisition Indebtedness and the current portion of any long-term Indebtedness of the Issuer that but for this clause (iv) would constitute Senior Indebtedness), (v) any Indebtedness of or amount owed by the Issuer to employees for services rendered to the Issuer, and (vi) any liability for federal, state, local or other taxes owing or owed by the Issuer.

          "STOCK TRANSFER AGENT" means Chemical Mellon Shareholder Services, L.L.C., as transfer agent for the Common Stock, or any successor transfer agent.

          "TRADING DAY" shall mean (A) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or such other national securities exchange is open for business or (B) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made on the Nasdaq National Market or (C) if the applicable security is not otherwise listed, admitted for trading or quoted, any day other than a Saturday or Sunday or on a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          "TRUSTEE" means the entity identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Five, shall also include any successor trustee.

          "TRUST INDENTURE ACT OF 1939" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was originally executed.


                                   ARTICLE TWO

                           ISSUE, EXECUTION, FORM AND
                           REGISTRATION OF SECURITIES.

          SECTION 2.1 AUTHENTICATION AND DELIVERY OF SECURITIES. Upon the execution and delivery of this Indenture, or from time to time thereafter, Securities in an aggregate principal amount not in excess of the amount specified in the form of Security hereinabove recited (except as otherwise provided in Section 2.6) may be executed by the Issuer and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Securities to or upon the written order of the Issuer, signed by both (a) its Chairman of the Board of Directors, or any Vice Chairman of the Board of Directors, or its President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") and (b) by its Senior Vice President-Finance or Corporate Controller without any further action by the Issuer.

          If the Securities are to be issued in the form of one or more Global Securities, then the Issuer shall execute and the Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all or a portion of the Securities issued and not yet cancelled or exchanged, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions.

          SECTION 2.2 EXECUTION OF SECURITIES. The Securities shall be signed on behalf of the Issuer by both (a) its Chairman of the Board of Directors or any Vice Chairman of the Board of Directors or its President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") and (b) by its Senior Vice President-Finance or Corporate Controller or its Secretary or any Assistant Secretary, under its corporate seal which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security which has been duly authenticated and delivered by the Trustee.

          In case any officer of the Issuer who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Issuer; and any Security may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such officer.

          SECTION 2.3 CERTIFICATE OF AUTHENTICATION. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by manual signature of one of its authorized officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

          SECTION 2.4 FORM, DENOMINATION AND DATE OF SECURITIES; PAYMENTS OF INTEREST. The Securities and the Trustee's certificates of authentication shall be substantially in the form recited above. The Securities shall be issuable as registered securities without coupons and in denominations of $1,000 and integral multiples of $1,000. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Issuer executing the same may determine with the approval of the Trustee.

          Any of the Securities may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Securities are admitted to trading, or to conform to general usage.

          Each Security shall be dated the date of its authentication, shall bear interest from the applicable date and shall be payable on the dates specified on the face of the form of Security recited above.

          The person in whose name any Security is registered at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, or, subject, in the case of conversion of such Security during such period, to Section 13.2, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the persons in whose names outstanding Securities are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the holders of Securities not less than 15 days preceding such subsequent record date. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) shall mean if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month and shall mean, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

          SECTION 2.5. EXCHANGE AND REGISTRATION OF TRANSFER OF SECURITIES; RESTRICTIONS ON TRANSFERS; DEPOSITARY. (a) The Issuer shall keep at its principal office, or shall cause to be kept, at one of the offices or agencies maintained pursuant to Section 3.2, a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, Securities shall be registered and the transfer of Securities shall be registered as in this Article Two provided. Such Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times such Register shall be open for inspection by the Trustee.

          Upon surrender for registration of transfer of any Security to the Trustee and satisfaction of the requirements for such transfer set forth in this
Section 2.5, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations in excess of $100,000 and of a like aggregate principal amount at maturity and bearing such restrictive legends as may be required by this Indenture.

          Securities may be exchanged for a like aggregate principal amount at maturity of Securities of other authorized denominations in excess of $100,000. Securities to be exchanged shall be surrendered at any office or agency to be maintained by the Issuer pursuant to Section 3.2 and the Issuer shall execute and register and the Trustee shall authenticate and deliver in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive, bearing registration numbers not contemporaneously outstanding.

          All Securities presented for registration of transfer or for exchange, redemption, conversion or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the holder or his attorney duly authorized in writing. Prior to the earlier of (i) the date which is three years after the issuance of the Security (or any predecessor Security) or (ii) the date after which the Issuer instructs the Trustee to remove the restricted legend described in paragraph (d) hereof from the Security (or a predecessor Security) the Certificate of Transfer shall be required, unless the Issuer otherwise instructs the Trustee.

          No service charge shall be charged to the Securityholder for any exchange or registration of transfer of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          Neither the Issuer nor the Trustee shall be required to exchange or register a transfer of (a) any Securities for a period of 15 days next preceding the first mailing of notice of redemption to Holders of Securities to be redeemed or (b) any Securities or portions thereof selected or called for redemption or (c) any Securities or portion thereof surrendered for conversion.

          All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture as the Securities surrendered upon such exchange or transfer.

          (b) So long as the Securities are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, all Securities to be traded on the PORTAL Market may be represented by a Global Security or Securities registered in the name of the Depositary or the nominee of the Depositary. Securities sold pursuant to Regulation S may be represented by a Security in global form (the "Regulation S Global Security") and Securities sold to Qualified Institutional Buyers in compliance with Rule 144A may be represented by another Security in global form (the "144A Global Security").
The transfer and exchange of beneficial interests within a Global Security shall be effected through the Depositary, in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

          At any time at the request of the beneficial holder of an interest in a Global Security, such beneficial holder shall be entitled to obtain a definitive Security upon written request to the Trustee in accordance with the procedures of the Depositary for the issuance thereof. Upon receipt of any such request, the Trustee will cause, in accordance with the standing instructions and procedures of the Depositary, the aggregate principal amount at maturity of the Global Security to be reduced and, following such reduction, the Issuer will execute and the Trustee will authenticate and deliver to such beneficial holder (or its nominee) a Security or Securities in the appropriate aggregate principal amount at maturity of the name of such beneficial holder (or its nominee) and bearing such restrictive legends as may be required by this Indenture.

          Any transfer of a beneficial interest in a Global Security which cannot be effected through book-entry settlement must be effected by the delivery to the transferee (or its nominee) of a definitive Security or Securities registered in the name of the transferee (or its nominee) on the books maintained by the Trustee. With respect to any such transfer, the Trustee will cause, in accordance with the standing instructions and procedures of the Depositary, the aggregate principal amount at maturity of the Global Security to be reduced and, following such reduction, the Issuer will execute and the Trustee will authenticate and deliver to the transferee (or such transferee's nominee, as the case may be), a Security or Securities in the appropriate aggregate principal amount at maturity in the name of such transferee (or its nominee) and bearing such restrictive legends as may be required by this Indenture.

          (c) So long as the Securities are eligible for book-entry settlement, or unless otherwise required by law, upon any transfer of a definitive Security to a Qualified Institutional Buyer in accordance with Rule 144A or a Regulation S Purchaser in accordance with Rule 904 under the Securities Act, unless otherwise requested by the transferor, and upon receipt of the definitive Security or Securities being so transferred, together with a certification from the transferor that the transferee is a Qualified Institutional Buyer or Regulation S Purchaser, as applicable (or other evidence satisfactory to the Trustee), the Trustee shall make an endorsement on either the 144A Global Security or the Regulation S Global Security, as appropriate, to reflect an increase in the aggregate principal amount at maturity of the Securities represented by such Global Security, the Trustee shall cancel such definitive Security or Securities in accordance with the standing instructions and procedures of the Depositary, the aggregate principal amount at maturity of Securities represented by the appropriate Global Security to be increased accordingly; PROVIDED that no definitive Security, or portion thereof, in respect of which the Issuer or an Affiliate of the Issuer held any beneficial interest shall be included in such Global Security until such definitive Security is freely tradable in accordance with Rule 144(k); and PROVIDED FURTHER that the Trustee shall issue Securities in definitive form upon any transfer of a beneficial interest in the Global Security to the Issuer or any Affiliate of the Issuer.

          So long as the Securities are eligible for book-entry settlement, or unless otherwise required by law, upon any transfer of an interest in one Global Security to the other Global Security, upon certification from the transferor that the transferee is a Qualified Institutional Buyer or Regulation S Purchaser, as applicable (or other evidence satisfactory to the Trustee), the Trustee shall make an endorsement on either the 144A Global Security or the Regulation S Global Security (the "transferee"), as appropriate, to reflect an increase in the aggregate principal amount at maturity of the Securities represented by such Global Security and the Trustee will cause, in accordance with the standing instructions and procedures of the Depositary, the aggregate principal amount at maturity of the other Global Security (the "transferor") to be correspondingly reduced.

          Any Global Security may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Depositary or by the National Association of Securities Dealers, Inc. in order for the Securities to be tradeable on the PORTAL Market or as may be required for the Securities to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the Securities may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Securities are subject.

          (d) Every Restricted Security shall be subject to the restrictions on transfer provided in the legend required to be borne by each Restricted Security pursuant to this Section 2.5, and the holder of each Restricted Security, by such Securityholder's acceptance thereof, agrees to be bound by such restrictions on transfer, unless such restrictions on transfer shall be waived by the written consent of the Issuer. As used in this Section 2.5(d) and in
Section 2.5(e), the terms "transfer" encompasses any sale, pledge, transfer or other disposition of any Restricted Security.

          Until the earlier of (i) three years after the original issuance date of any Security (or any predecessor Security), (ii) such earlier time as the Security ceases to be subject to the requirements of paragraphs (c), (e), (f) and (h) of Rule 144 under the Securities Act, or (iii) the date on which the Issuer instructs the Trustee to remove the restricted legend from the Security (or predecessor Security) any certificate evidencing such Security (and all securities issued in exchange or substitution therefor, other than Common Stock, if any, issued upon conversion thereof that shall bear the legend set forth in
Section 2.5(e), if applicable) shall bear a legend in substantially the following form, unless otherwise agreed by the Issuer (with written notice thereof to the Trustee):


     THE NOTE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1)

     REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT)("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO SAFEGUARD SCIENTIFICS, INC. OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY OR AT SUCH EARLIER TIME AS THE NOTE CEASES TO BE SUBJECT TO THE REQUIREMENTS OF PARAGRAPHS (C),
     (E), (F) AND (H) OF RULE 144 UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

          Any Security (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms, may upon surrender of such Security for exchange to the Security registrar in accordance with the provisions of this Section 2.5, be exchanged for a new Security or Securities, of like tenor and aggregate principal amount at maturity, which shall not bear the restrictive legend required by this Section 2.5(d).

          Notwithstanding any other provisions of this Indenture (other than the provisions set forth in this Section 2.5(d)), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          Each Depositary shall, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable law or regulation. The Issuer initially appoints The Depository Trust Company to act as Depositary with respect to the Global Securities. Initially, the Global Security shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the custodian for Cede & Co.

          If at any time the Depositary for the Global Security notifies the Issuer that it is unwilling or unable to continue as Depositary for such Security, the Issuer may appoint a successor Depositary with respect to such Security. If a successor Depositary for the Security is not appointed by the Issuer within 90 days after the Issuer receives such notice, the Issuer will execute, and the Trustee, upon receipt of an Officers' Certificate for authentication and delivery of Securities, will authenticate and deliver Securities in definitive form, in an aggregate principal amount at maturity equal to the principal amount at maturity of the Global Security, in exchange for the such Global Security.

          If a definitive Security is issued in exchange for any portion of a Global Security after the close of business at the office or agency where such exchange occurs on any record date and before the opening of business at such office or agency on the next succeeding interest payment date, interest will not be payable on such interest payment date in respect of such Security, but will be payable on such interest payment date only to the person to whom interest in respect of such portion of such Global Security is payable in accordance with the provisions of this Indenture.

          Definitive Securities issued in exchange for all or a part of a Global Security pursuant to this Section 2.5 shall be registered in such names and in such authorized denominations but in the principal amount of $100,000 and multiples of $1,000 in excess thereof as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver such definitive Securities to the person in whose names such definitive Securities are so registered.

          At such time as all interests in a Global Security have been redeemed, converted, repurchased or canceled, such Global Security shall be canceled by the Trustee in accordance with standing procedures and instructions of the Depositary. At any time prior to such cancellation, if any interest in a Global Security is exchanged for definitive Securities, redeemed, converted, canceled, or transferred to a transferee who receives definitive Securities therefor or any definitive Security is exchanged or transferred for part of a Global Security, the principal amount at maturity of such Global Security shall, in accordance with the standing procedures and instructions of the Depositary be reduced or increased, as the case may be, and an endorsement shall be made on such Global Security by the Trustee to reflect such reduction or increase.

          (e) Until the earlier of (i) three years after the original issuance date of any Security (or predecessor Security), (ii) such earlier time as the Common Stock issued upon conversion of the Security ceases to be subject to the requirements of paragraphs (c), (e), (f) and (h) of Rule 144 under the Securities Act or (iii) the date on which the Issuer instructs the Trustee to remove the restricted legend from the Security (or predecessor Security), any stock certificate representing Common Stock issued upon conversion of such Security shall bear a legend in substantially the following form, unless otherwise agreed by the Issuer (with written notice thereof to the Stock Transfer Agent):

     THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT UNTIL THE EXPIRATION OF THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE NOTE UPON THE CONVERSION OF WHICH THE COMMON STOCK EVIDENCED

     HEREBY WAS ISSUED, (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE COMMON STOCK EVIDENCED HEREBY EXCEPT (A) TO SAFEGUARD SCIENTIFICS, INC. OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) THAT PRIOR TO SUCH TRANSFER, FURNISHES TO CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C., AS TRANSFER AGENT (OR A SUCCESSOR TRANSFER AGENT, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRANSFER AGENT), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE),
     (2) PRIOR TO SUCH TRANSFER, IT WILL FURNISH TO CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C., AS TRANSFER AGENT (OR A SUCCESSOR TRANSFER AGENT, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THE NOTE UPON THE CONVERSION OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED OR UPON THE EARLIER SATISFACTION OF CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C., AS TRANSFER AGENT (OR A SUCCESSOR TRANSFER AGENT, AS APPLICABLE) THAT THE COMMON STOCK HAS BEEN OR IS BEING OFFERED AND SOLD IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR AT SUCH EARLIER TIME AS THE COMMON STOCK CEASES TO BE SUBJECT TO THE REQUIREMENTS OF PARAGRAPHS (C),
     (E), (F) AND (H) OF RULE 144 UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

Securities which do not bear the restrictive legend of paragraph (d) hereof will be convertible for Common Stock which does not bear the restrictive legend above.

          (f) Any certificate evidencing a Security that has been transferred to an Affiliate of the Issuer within three years after the original issuance date of the Security, as evidenced by a notation on the Certificate of Transfer for such transfer or in the representation letter delivered in respect thereof, shall, until three years after the last date on which the Issuer or any Affiliate of the Issuer was an owner of such Security, bear a legend in substantially the following form, unless otherwise agreed by the Issuer (with written notice thereof to the Trustee);

     THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES (1) THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY EXCEPT (A) TO SAFEGUARD SCIENTIFICS, INC. OR ANY SUBSIDIARY THEREOF, (B) IN A TRANSACTION REGISTERED UNDER THE SECURITIES ACT OR (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFER IS PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE ISSUER MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

Any stock certificate representing Common Stock issued upon conversion of such Security shall also bear a legend in substantially the form indicated above, unless otherwise agreed by the Issuer (with written notice thereof to the

Trustee).

          SECTION 2.6 MUTILATED, DEFACED, DESTROYED, LOST AND STOLEN SECURITIES. In case any temporary or definitive Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver, a new Security, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so apparently destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

          Upon the issuance of any substitute Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security which has matured or is about to mature, or has been called for redemption in full, or is being surrendered for conversion in full shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Security, with the holder's consent, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless from all risks, however remote, and, in every case of apparent destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

          Every substitute Security issued pursuant to the provisions of this Section by virtue of the fact that any Security is apparently destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the apparently destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment or conversion of mutilated, defaced, or apparently destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

          SECTION 2.7 CANCELLATION OF SECURITIES; DESTRUCTION THEREOF. All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion, if surrendered to the Issuer or any agent of the Issuer or the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy cancelled Securities held by it and deliver a certificate of destruction to the Issuer. If the Issuer shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

          SECTION 2.8 TEMPORARY SECURITIES. Pending the preparation of definitive Securities, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities shall be issuable as registered Securities without coupons, of any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities and thereupon temporary Securities may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for the purpose pursuant to
Section 3.2, and the Trustee shall authenticate and deliver in exchange for such temporary Securities a like aggregate principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities.


                                  ARTICLE THREE

                                    COVENANTS
                                       OF
                           THE ISSUER AND THE TRUSTEE.

          SECTION 3.1 PAYMENT OF PRINCIPAL AND INTEREST. The Issuer covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities at the place or places, at the respective times and in the manner provided in the Securities. Payment of the principal of and interest on the Securities will be made in immediately available funds and in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment in respect of the principal of a Security will be made only against
surrender of that Security.   Upon application by the Holder to the Trustee not
later than the 10th day immediately preceding the relevant January 15 or July 15, such Holder may receive payment of interest by wire transfer to a U.S. Dollar account (such transfers to be made only to Holders of an aggregate principal amount in excess of U.S. $5,000,000) maintained by the payee with a bank in The City of New York; and PROVIDED, that, subject to the preceding portion of the sentence, payment of interest may, at the option of the Issuer, be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register. Unless such designation is revoked, any such designation made by the Holder with respect to a Security will remain in effect with respect to future payments with respect to that Security payable to the Holder. The Issuer will pay any administrative costs imposed by banks in connection with making any such payments upon application of such Holder for reimbursement. If the Security is a Global Security, then, notwithstanding the first and fourth sentences of this paragraph, each such payment will be made in accordance with the procedures of the U.S. Depositary as then in effect.


          SECTION 3.2 OFFICES FOR PAYMENTS, ETC. So long as any of the Securities remain outstanding, the Issuer will maintain in the Borough of Manhattan, The City of New York, the following: (a) an office or agency where the Securities may be presented for payment, (b) an office or agency where the Securities may be presented for registration of transfer and for exchange and conversion as in this Indenture provided and (c) an office or agency where notices and demands to or upon the Issuer in respect of the Securities or of this Indenture may be served. The Issuer will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. The Issuer hereby initially designates the Corporate Trust Office of the Trustee as the office or agency for each such purpose. In case the Issuer shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office.

          SECTION 3.3 APPOINTMENT TO FILL A VACANCY IN OFFICE OF TRUSTEE. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 5.9, a Trustee, so that there shall at all times be a Trustee hereunder.

          SECTION 3.4 PAYING AGENTS. Whenever the Issuer shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

          (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest on the Securities (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities) in trust for the benefit of the holders of the Securities or of the Trustee,

          (b) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities) to make any payment of the principal of or interest on the Securities when the same shall be due and payable, and

          (c) pay any such sums so held in trust by it to the Trustee upon the Trustee's written request at any time during the continuance of the failure referred to in clause (b) above.

          The Issuer will, prior to each due date of the principal of or interest on the Securities, deposit with the paying agent a sum sufficient to pay such principal or interest, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

          If the Issuer shall act as its own paying agent, it will, on or before each due date of the principal of or interest on the Securities, set aside, segregate and hold in trust for the benefit of the holders of the Securities a sum sufficient to pay such principal or interest so becoming due. The Issuer will promptly notify the Trustee of any failure to take such action.

          Anything in this Section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Issuer or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

          Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section are subject to the provisions of Sections 9.3 and 9.4.

          SECTION 3.5 CERTIFICATE TO TRUSTEE. The Issuer will furnish to the Trustee on or before February 1 in each year (beginning with 1997 a brief certificate (which need not comply with Section 10.5) from the principal executive, financial or accounting officer of the Issuer as to his or her knowledge of the Issuer's compliance with all conditions and covenants under the Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under the Indenture).

          SECTION 3.6 SECURITYHOLDERS' LISTS. If and so long as the Trustee shall not be the Security registrar, the Issuer will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the holders of the Securities pursuant to
Section 312 of the Trust Indenture Act (a) semi-annually not more than 15 days after each record date for the payment of semi-annual interest on the Securities, as hereinabove specified, as of such record date, and (b) at such other times as the Trustee may request in writing, within thirty days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished.

          SECTION 3.7 REPORTS BY THE ISSUER. The Issuer covenants to file with the Trustee, within 15 days after the Issuer is required to file the same with the Securities and

Exchange Commission (the "Commission"), copies of the annual reports and of the information, documents, and other reports which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act.

          SECTION 3.8 REPORTS BY THE TRUSTEE. Any Trustee's report required under Section 313(a) of the Trust Indenture Act of 1939 shall be transmitted on or before August 1 in each year, and shall be dated as of a date convenient to the Trustee no more than 60 nor less than 45 days prior thereto.

          SECTION 3.9 INFORMATION TO BE PROVIDED TO HOLDERS OF SECURITIES. While any Securities remain Outstanding and are subject to the requirements of paragraphs (c), (e), (f) and (h) of Rule 144 under the Securities Act the Issuer will, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any Holder of such Securities in connection with any sale thereof and any prospective purchaser of such Securities, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act (or any successor thereto.

                                  ARTICLE FOUR

                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                              ON EVENT OF DEFAULT.

          SECTION 4.1 EVENT OF DEFAULT DEFINED; ACCELERATION OF MATURITY; WAIVER OF DEFAULT. In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing, that is to say:

          (a) default in the payment of any installment of interest upon any of the Securities as and when the same shall become due and payable, and continuance of such default for a period of 30 days (whether or not such payment is prohibited by the subordination provisions of the Indenture); or

          (b) default in the payment of all or any part of the principal on any of the Securities as and when the same shall become due and payable either at maturity, upon any redemption, by declaration or otherwise (whether or not such payment is prohibited by the subordination provisions of the Indenture); or

          (c) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer in the Securities or in this Indenture contained for a period of 60 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Trustee, or to the Issuer and the Trustee by the holders of at least 25% in aggregate principal amount of the Securities at the time outstanding; or

          (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (e) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of its property, or make any general assignment for the benefit of creditors; or

          (f) default by the Issuer in the conversion of any Security in accordance herewith; or

          (g) the Issuer or any of its Majority Subsidiaries shall have failed to pay principal at maturity of, or an event of default shall have occurred, and be continuing under and resulted in the acceleration of, any loan agreement, mortgage, indenture or other instrument under which there is issued or by which there is secured or evidenced any Indebtedness (other than the Securities and Non-Recourse Indebtedness) of the Issuer or any of its Majority Subsidiaries, whether such Indebtedness exists on the date of the issuance of the Securities or shall be created hereafter, and the principal amount of such Indebtedness which, together with any such other Indebtedness so accelerated or not paid at maturity, aggregates an amount equal to or greater than $25,000,000; or

          (h) a final judgment, order or decree other than a judgment, order or decree in respect of Non-Recourse Indebtedness which, together with other such outstanding final judgments, orders or decrees entered against the Issuer and/or any of its Majority Subsidiaries, is equal to or exceeds an aggregate of $10,000,000 (not covered by valid and collectible insurance from solvent unaffiliated insurers) shall be entered against the Issuer and/or any of its Majority Subsidiaries and within 45 days after entry thereof such judgment or judgments shall not have been vacated, satisfied or discharged or execution thereof stayed or, within 45 days after expiration of any such stay, such judgment shall not have vacated, satisfied or discharged.

If an Event of Default described in Clauses (a), (b), (c), (f), (g) or (h) above occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities then outstanding hereunder, by providing a Notice of Default in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal of all the Securities and the interest accrued thereon, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default described in clause (d) or (e) occurs, then, and in each and every case, unless the principal of all the Securities shall have already become due and payable, the entire principal of all the Securities then outstanding and interest accrued thereon, if any, shall automatically become due and payable immediately without notice to the Issuer. This provision, however, is subject to the condition that if, at any time after the principal of the Securities shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities and the principal of any and all Securities which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Securities, to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein--then and in every such case the holders of a majority in aggregate principal amount of the Securities then outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

          SECTION 4.2 COLLECTION OF INDEBTEDNESS BY TRUSTEE; TRUSTEE MAY PROVE DEBT. The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities when the same shall have become due and payable, whether upon maturity or upon any redemption or by declaration or otherwise--then upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the holders of the Securities the whole amount that then shall have become due and payable on all such Securities for principal or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest specified in the Securities); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

          Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Securities to the registered holders, whether or not the Securities be overdue.

          In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon the Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Securities, wherever situated the moneys adjudged or decreed to be payable.

          In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

          (a) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Securities, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor,

          (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

          (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

          All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and reasonable compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Securities.

          In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.

          SECTION 4.3 APPLICATION OF PROCEEDS. Any moneys collected by the Trustee pursuant to this Article shall, subject to the subordination provisions hereof, be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities and stamping (or otherwise noting) thereon the payment, or issuing Securities in reduced principal amounts in exchange for the presented Securities if only partially paid, or upon surrender thereof if fully paid:

          FIRST: To the payment of costs and expenses, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith;

          SECOND: In case the principal of the Securities shall not have become and be then due and payable, to the payment of interest in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest specified in the Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

          THIRD: In case the principal of the Securities shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest specified in the Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Security over any other Security, ratably to the aggregate of such principal and accrued and unpaid interest; and

          FOURTH: To the payment of the remainder, if any, to the Issuer or any other person lawfully entitled thereto.

          SECTION 4.4 SUITS FOR ENFORCEMENT. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

          SECTION 4.5 RESTORATION OF RIGHTS ON ABANDONMENT OF PROCEEDINGS. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

          SECTION 4.6 LIMITATIONS ON SUITS BY SECURITYHOLDERS. No holder of any Security shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities then outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.8; it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other such holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 4.7 POWERS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAIVER OF DEFAULT. Except as provided in Section 2.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          No delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 4.6, every power and remedy given by this Indenture or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

          SECTION 4.8 CONTROL BY SECURITYHOLDERS. The holders of a majority in aggregate principal amount of the Securities at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee by this Indenture; PROVIDED that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and PROVIDED FURTHER that (subject to the provisions of Section 5.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or responsible officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction shall be unduly prejudicial to the interests of holders of the Securities not joining in the giving of said direction, it being understood that (subject to Section 5.1) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such holders.

          Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by Securityholders.

          SECTION 4.9 WAIVER OF PAST DEFAULTS. Prior to the declaration of the maturity of the Securities as provided in Section 4.1, the holders of a majority in aggregate principal amount of the Securities at the time outstanding may, on behalf of the holders of all the Securities, waive any past default or Event of Default hereunder and its consequences, except a default (a) in the payment of principal of or interest on any of the Securities or in respect of conversion of Securities or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee and the holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.


                                  ARTICLE FIVE

                             CONCERNING THE TRUSTEE.

          SECTION 5.1 DUTIES AND RESPONSIBILITIES OF THE TRUSTEE; DURING DEFAULT; PRIOR TO DEFAULT. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

          (a) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred:

               (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or responsible officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the

     Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.


          None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if adequate indemnity against such liability is not reasonably assured to it.

          This Section 5.1 is in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act of 1939.

          SECTION 5.2 CERTAIN RIGHTS OF THE TRUSTEE. In furtherance of and subject to the Trust Indenture Act of 1939, and subject to Section 5.1:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine (on its face) and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer;

          (c) the Trustee may consult with counsel of its choice and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity (at the election of the Trustee) against the costs, expenses and liabilities which might be incurred therein or thereby;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

          (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the holders of not less than a majority in aggregate principal amount of the Securities then outstanding; PROVIDED that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Issuer or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Issuer upon demand; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.


          SECTION 5.3 TRUSTEE NOT RESPONSIBLE FOR RECITALS, DISPOSITION OF SECURITIES OR APPLICATION OF PROCEEDS THEREOF. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

          SECTION 5.4 TRUSTEE AND AGENTS MAY HOLD SECURITIES; COLLECTIONS, ETC. The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

          SECTION 5.5  MONEYS HELD BY TRUSTEE.  Subject to the provisions of
Section 9.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

          SECTION 5.6 COMPENSATION AND INDEMNIFICATION OF TRUSTEE AND ITS PRIOR CLAIM. The Issuer covenants and agrees to pay to the Trustee, in accordance with its written agreement, from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a prior lien to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities, and the Securities are hereby subordinated to such prior lien. When the Trustee or any agent incurs expenses or renders services after an Event of Default specified in Section 4.1(d) or 4.1(e) occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any applicable bankruptcy law.

          SECTION 5.7 RIGHT OF TRUSTEE TO RELY ON OFFICERS' CERTIFICATE, ETC. Subject to Sections 5.1 and 5.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

          SECTION 5.8 PERSONS ELIGIBLE FOR APPOINTMENT AS TRUSTEE. The Trustee hereunder shall at all times be a corporation having a combined capital and surplus of at least $5,000,000, and which is eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act of 1939. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          SECTION 5.9 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR TRUSTEE. (a) The Trustee may at any time resign by giving written notice of resignation to the Issuer and by mailing notice thereof by first-class mail to holders of Securities at their last addresses as they shall appear on the Register. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee.

If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (b)  In case at any time any of the following shall occur:

               (i)  the Trustee shall fail to comply with the provisions of
          Section 310(b) of the Trust Indenture Act of 1939, after written request therefor by the Issuer or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months; or

               (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 5.8 and shall fail to resign after written request therefor by the Issuer or by any such Securityholder; or

               (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to Section 315(e) of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

          (c)  The holders of a majority in aggregate
principal amount of the Securities at the time outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 6.1 of the action in that regard taken by the Securityholders.

          (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 5.9 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.10.

     SECTION 5.10 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 5.9 shall execute and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 9.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers, subject to Section 5.6. Any trustee ceasing to act shall, nevertheless, retain a prior lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 5.6.

          Upon acceptance of appointment by a successor trustee as provided in this Section 5.10, the Issuer shall mail notice thereof by first-class mail to the holders of Securities at their last addresses as they shall appear in the Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 5.9. If the Issuer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuer.

          SECTION 5.11 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, PROVIDED that such corporation shall be eligible under the provisions of Section 5.8, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; PROVIDED, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                                   ARTICLE SIX

                         CONCERNING THE SECURITYHOLDERS.

          SECTION 6.1 EVIDENCE OF ACTION TAKEN BY SECURITYHOLDERS. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 5.1 and 5.2) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

          SECTION 6.2  PROOF OF EXECUTION OF INSTRUMENTS AND

OF HOLDING OF SECURITIES; RECORD DATE. Subject to Sections 5.1 and 5.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Securities shall be proved by the Register or by a certificate of the registrar thereof. The Issuer may set a record date for purposes of determining the identity of holders of Securities entitled to vote or consent to any action referred to in Section 6.1, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or resolicitation) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only holders of Securities of record on such record date shall be entitled to so vote or give such consent or to withdraw such vote or consent.

          SECTION 6.3 HOLDERS TO BE TREATED AS OWNERS. The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Register as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

          SECTION 6.4 SECURITIES OWNED BY ISSUER DEEMED NOT OUTSTANDING. In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 5.1 and 5.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are outstanding for the purpose of any such determination.

          SECTION 6.5 RIGHT OF REVOCATION OF ACTION TAKEN. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 6.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the holders of all the Securities.


                                  ARTICLE SEVEN

                            SUPPLEMENTAL INDENTURES.

          SECTION 7.1  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF
SECURITYHOLDERS. The Issuer, when authorized by a resolution of its Board of Directors, and the Trustee, subject to Sections 5.1 and 5.2, may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

          (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets;

          (b) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer pursuant to Article Eight;

          (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; PROVIDED, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the holders of a majority in aggregate principal amount of the Securities to waive such an Event of Default;

          (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable and which shall not adversely affect the interests of the holders of the Securities; and

          (e) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with

     Securities issued hereunder in fully registered form, and to make all appropriate changes for such purpose and to provide for adjustment of conversion rights pursuant to Section 13.5 and 13.6.

          The Trustee is hereby authorized to join in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of
Section 7.2.

          SECTION 7.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS. With the consent (evidenced as provided in Article Six) of the holders of not less than 50% in aggregate principal amount of the Securities at the time outstanding, the Issuer, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities; PROVIDED, that no such supplemental indenture shall (a) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable upon redemption thereof, or alter the conversion provisions with respect to any Security in a manner materially adverse to the Holder thereof or modify the subordination provisions hereof in a manner materially adverse to the Holders or impair or affect the right of any Securityholder to institute suit for the payment or conversion thereof, or change the currency for payment of principal of, premium or interest on, any Security, or materially and adversely affect the right to convert the Securities in accordance herewith without the consent of the holder of each Security so affected, PROVIDED, no consent of any Holder of any Security shall be necessary under this Section 7.2 to permit the Trustee and the Issuer to execute supplemental indentures pursuant to Section 7.1(e) and Section 13.5 and 13.6 of this Indenture or (b) reduce the aforesaid percentage of Securities, the consent of the holders of which is required for any such supplemental indenture or waiver, without the consent of the holders of all Securities then outstanding.

          Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors certified by the Secretary or an Assistant Secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders and other documents, if any, required by Section 6.1 the Trustee shall, subject to Sections 5.1 and 5.2, join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

          It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Issuer shall mail a notice thereof by first-class mail to the holders of Securities at their addresses as they shall appear in the Register, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          SECTION 7.3 EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          SECTION 7.4 DOCUMENTS TO BE GIVEN TO TRUSTEE. The Trustee, subject to the provisions of Sections 5.1 and 5.2, may receive an Officers' Certificate and an Opinion of Counsel


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as conclusive evidence that any such supplemental indenture complies with the applicable provisions of this Indenture and any conditions precedent to the Supplemental Indenture have been satisfied.

          SECTION 7.5 NOTATION ON SECURITIES IN RESPECT OF SUPPLEMENTAL INDENTURES. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee as to any matter provided for by such supplemental indenture. If the Issuer or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, upon the written request of the Chairman of the Board of Directors or the President or any Vice President of the Issuer, authenticated by the Trustee and delivered in exchange for the Securities then outstanding.

                                  ARTICLE EIGHT

                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE.

          SECTION 8.1 COVENANT NOT TO MERGE, CONSOLIDATE, SELL OR CONVEY PROPERTY EXCEPT UNDER CERTAIN CONDITIONS. Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation of the Issuer with, or merger of the Issuer into, any other corporation or corporations (whether or not affiliated with the Issuer), or successive consolidations or mergers to which the Issuer or its successor or successors shall be a party or parties, or shall prevent any sale, lease or conveyance of the property of the Issuer as an entirety or substantially as an entirety; provided, that, and the Issuer hereby covenants and agrees, upon any such consolidation, merger, sale, lease or conveyance, the due and punctual payment of the principal of and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Issuer, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the corporation formed by such consolidation, or into which the Issuer shall have been merged, or which shall have acquired such property.

          SECTION 8.2 SUCCESSOR CORPORATION SUBSTITUTED. In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted


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for the Issuer, with the same effect as if it had been named herein.

          Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Issuer, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

          In case of any such consolidation, merger, sale, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

          In the event of any such sale or conveyance (other than a conveyance by way of lease) the Issuer or any successor corporation which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.

          SECTION 8.3 OPINION OF COUNSEL TO TRUSTEE. The Trustee, subject to the provisions of Sections 5.1 and 5.2, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.


                                  ARTICLE NINE

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS.

          SECTION 9.1  SATISFACTION AND DISCHARGE OF INDENTURE.  If at any time
(a) the Issuer shall have paid or caused to be paid the principal of and interest on all the


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

Securities outstanding hereunder, as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.6) or (c) (i) all such securities not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption under arrangements satisfactory to the Trustee for the giving of notice of redemption to Holders, and (ii) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash or non-callable United States Government obligations (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 9.4) sufficient to pay at maturity or upon redemption all such Securities not theretofore delivered to the Trustee for cancellation, including principal and interest due or to become due to such date of maturity as the case may be, and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer, conversion and exchange, and the Issuer's right of optional redemption, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of holders to receive payments of principal thereof and interest thereon, (iv) the rights, obligations and immunities of the Trustee hereunder and (v) the rights of the Securityholders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities.

          SECTION 9.2 APPLICATION BY TRUSTEE OF FUNDS DEPOSITED FOR PAYMENT OF SECURITIES. Subject to Section 9.4, and to the subordination provisions of this Indenture all moneys deposited with the Trustee pursuant to Section 9.1 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the holders of the particular Securities for the payment or redemption of which


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

such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

          SECTION 9.3 REPAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture all moneys then held by any paying agent under the provisions of this Indenture shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

          SECTION 9.4 RETURN OF MONEYS HELD BY TRUSTEE AND PAYING AGENT UNCLAIMED FOR THREE YEARS. Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of or interest on any Security and not applied but remaining unclaimed for three years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee or such paying agent, and the holder of such Security shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease.


                                   ARTICLE TEN

                            MISCELLANEOUS PROVISIONS.

          SECTION 10.1 INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS OF ISSUER EXEMPT FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the holders thereof and as part of the consideration for the issue of the Securities.


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

          SECTION 10.2 PROVISIONS OF INDENTURE FOR THE SOLE BENEFIT OF PARTIES AND SECURITYHOLDERS. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the holders of Senior Indebtedness and the holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and the holders of Senior Indebtedness and the holders of the Securities.

          SECTION 10.3 SUCCESSORS AND ASSIGNS OF ISSUER BOUND BY INDENTURE. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

          SECTION 10.4 NOTICES AND DEMANDS ON ISSUER, TRUSTEE AND SECURITYHOLDERS. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Issuer may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to SAFEGUARD SCIENTIFICS, INC., 800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA 19087 Attention: Senior Vice President-Finance. Any notice, direction, request or demand by the Issuer or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.

          Where this Indenture provides for notice to holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each holder entitled thereto, at his last address as it appears in the Security register. In any case where notice to holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular holder shall affect the sufficiency of such notice with respect to other holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.


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

          In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

          SECTION 10.5 OFFICERS' CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

          Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

          Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information with respect to which is in the possession of the Issuer, upon the


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

certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

          SECTION 10.6 PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. If the date of maturity of interest on or principal of the Securities or the date fixed for redemption of any Security shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

          SECTION 10.7 CONFLICT OF ANY PROVISION OF INDENTURE WITH TRUST INDENTURE ACT OF 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939 (an "incorporated provision"), such incorporated provision shall control.

          SECTION 10.8 NEW YORK LAW TO GOVERN. This Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State, except as may otherwise be required by mandatory provisions of law.

          SECTION 10.9 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute


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

but one and the same instrument.

          SECTION 10.10 Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES.

          SECTION 11.1 RIGHT OF OPTIONAL REDEMPTION; PRICES. On and after February 2, 1999 and prior to February 2, 2001, the Issuer at its option may redeem all, or from time to time any part of, the Securities in integral multiples of $1,000 upon payment of the optional redemption prices set forth in the form of Security hereinabove recited, together with accrued interest to the date fixed for redemption PROVIDED that for 20 Trading Days within any period of 30 consecutive Trading Days (including the last Trading Day of such period) ending on the Trading Day immediately prior to the notice of redemption to the Trustee, the Closing Price (for the purposes of this Section 11.1, as defined in Section 13.6 hereof) of the Common Stock on the NYSE equals or exceeds 125% of the then effective Conversion Price and further provided that all interest on the Securities for all interest periods ending on or prior to the notice of redemption has been paid in full or set aside for payment in full. In the case of an optional redemption, the Issuer will provide the Trustee with the form of notice of redemption, indicating the mailing date for such notice of redemption, no less than fifteen days prior to the mailing date of a proposed notice of optional redemption (unless a shorter period of time is agreed to by the Trustee, for its convenience and in its sole discretion). On the mailing date of the notice of redemption, the Issuer will certify to the Trustee that for 20 Trading Days within the 30 consecutive Trading Days (including the Trading Day immediately prior to the notice of redemption) the Closing Price on the NYSE equaled or exceeded 125% of the then effective Conversion Price and further provided that all interest on the Securities for all interest periods ending on or prior to the notice of redemption has been paid in full or set aside for payment in full.

          On or after February 2, 2001, the Issuer at its option may redeem all, or from time to time any part of, the Securities in integral multiples of $1,000 upon payment of the optional redemption prices set forth in the form of Security hereinabove recited, together with accrued interest to the date fixed for redemption.


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

          SECTION 11.2 NOTICE OF REDEMPTION; PARTIAL REDEMPTIONS. Notice of redemption to the holders of Securities to be redeemed as a whole or in part shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such holders of Securities at their last addresses as they shall appear upon the Register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives the notice. Failure to give notice by mail, or any defect in the notice to the holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

          The notice of redemption to each such holder shall specify the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue and shall also specify the Conversion Price then in effect and the date on which the right to convert such Securities or the portions thereof to be redeemed will expire. In case any Security is to be redeemed in part only, the notice of redemption to Holders shall state the portion of the principal amount of each Security held by such Holder to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued.

          The notice of redemption to Holders of Securities to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name of and at the expense of the Issuer.

          At least one Business Day prior to the redemption date specified in the notice of redemption to Holders given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.4) an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If any Security called for


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

redemption is converted pursuant hereto, any money deposited with the Trustee or any paying agent or so segregated and held in trust for the redemption of such Security shall be paid to the Issuer upon the Issuer's request, or, if then held by the Issuer, shall be discharged from such trust. If less than all the outstanding Securities are to be redeemed the Issuer will deliver to the Trustee at least 70 days prior to the date fixed for redemption, unless a shorter period of time is agreed to by the Trustee for its convenience and in its sole discretion, an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed. If all the outstanding Securities are to be redeemed the Issuer will deliver to the Trustee a notice of redemption no later than 15 days prior to the mailing date for such notice of redemption unless a shorter period of time is agreed to by the Trustee for its convenience and in its sole discretion.

          If less than all the Securities are to be redeemed, the Trustee shall select, either pro rata or in such other method as it shall deem fair and equitable so long as such method is not proscribed by any securities exchange on which the Securities are listed, Securities to be redeemed in whole or in part. Securities may be redeemed in part in integral multiples of $1,000 only and in a manner such that an individual Securityholder is not left with less than $100,000 aggregate principal amount of Securities after such partial redemption. The Trustee shall promptly notify the Issuer in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed. If any Security selected for partial redemption is surrendered for conversion after such selection, the converted portion of such Security shall be deemed to be taken from the portion selected for redemption. Upon any redemption of less than all the Securities, the Issuer and the Trustee may treat as outstanding Securities surrendered for conversion during the period of 15 days next preceding the mailing of a notice of redemption to Holders, and need not treat as outstanding any Security authenticated and delivered during such period in exchange for the unconverted portion of any Security converted in part during such period.

          SECTION 11.3 PAYMENT OF SECURITIES CALLED FOR REDEMPTION. If notice of redemption to Holders has been given as above provided, the Securities or portions of Securities


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

specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Sections 5.5 and 9.4, such Securities shall cease from and after the close of business on the Trading Day preceding the date fixed for redemption to be convertible into Common Stock and to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that any semi-annual payment of interest becoming due on the date fixed for redemption shall be payable to the holders of such Securities registered as such on the relevant record date subject to the terms and provisions of Section 2.4 hereof.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Security and such Security shall remain convertible into Common Stock until the principal of such Security shall have been paid or duly provided for.

          Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the holder thereof, at the expense of the Issuer, a new Security or Securities, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

          SECTION 11.4 EXCLUSION OF CERTAIN SECURITIES FROM ELIGIBILITY FOR SELECTION FOR REDEMPTION. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Issuer and delivered to the Trustee at least 40 days prior to the last date on which notice of redemption to Holders may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an


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

entity specifically identified in such written statement directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.


                                 ARTICLE TWELVE

                          SUBORDINATION OF SECURITIES.

          SECTION 12.1 AGREEMENT TO SUBORDINATE. The Issuer covenants and agrees, and each holder of Securities issued hereunder by his acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article; and each person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof accepts and agrees that the principal of and interest on all Securities issued hereunder shall, to the extent and in the manner herein set forth, be subordinated and subject in right to the prior payment in full of all Senior Indebtedness.

          SECTION 12.2 PAYMENTS TO SECURITYHOLDERS. No payment on account of principal of or interest on the Securities shall be made if at the time of such payment or immediately after giving effect thereto (1) there shall exist a default in any payment with respect to any Senior Indebtedness, or (2) there shall have occurred an event of default (as defined in such Senior Indebtedness or in the instrument under which the same is outstanding, other than a default in the payment of amounts due thereon) with respect to any Senior Indebtedness as to which any notice or cure periods shall have lapsed permitting the holders thereof to accelerate the maturity thereof, and such event of default shall not have been cured or waived or shall not have ceased to exist.

          Upon (i) any acceleration of the principal amount due on the Securities or (ii) any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or arrangement or reorganization of the Issuer, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full, or payment thereof provided for in accordance with its terms, before any payment is made on account of the principal or interest on the indebtedness evidenced by the Securities, and upon any such dissolution or winding-up or liquidation, arrangement or reorganization any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or


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

securities, to which the holders of the Securities or the Trustee under this Indenture would be entitled, except for the provisions hereof, shall be paid by the Issuer or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness in accordance with its terms or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the holders of the indebtedness evidenced by the Securities or to the Trustee under this Indenture.

          In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee under this Indenture or the holders of the Securities before all Senior Indebtedness is paid in full or provision is made for such payment in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

          For purposes of this Article, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Issuer as reorganized or readjusted, or securities of the Issuer or any other corporation provided for by a plan of arrangement, reorganization or readjustment, the payment of which shares or other securities is subordinated (at least to the extent provided in this Article with respect to the Securities) to the payment of all Senior Indebtedness which may at the time be outstanding; PROVIDED, that
(i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any such arrangement, reorganization or readjustment, and (ii) the rights of the holders of the Senior


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Indebtedness are not, without the consent of such holders, altered by such arrangement, reorganization or readjustment. The consolidation of the Issuer with, or the merger of the Issuer into, another corporation or the liquidation or dissolution of the Issuer following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided in Article Eight shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this
Section if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eight. Nothing in this Section shall apply to claims of, or payments to, the Trustee under or pursuant to Article Five, except as provided therein. This Section shall be subject to the further provisions of Section 12.5.


          SECTION 12.3 SUBROGATION OF SECURITIES. Subject to the payment in full of all Senior Indebtedness, the holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Issuer applicable to the Senior Indebtedness until the principal of and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the holders of the Securities or the Trustee on their behalf would be entitled except for the provisions of this Article, and no payment over pursuant to the provisions of this Article to the holders of Senior Indebtedness by holders of the Securities or the Trustee on their behalf shall, as between the Issuer, its creditors other than holders of Senior Indebtedness and the holders of the Securities, be deemed to be a payment by the Issuer to or on account of the Senior Indebtedness; and no payments or distributions of cash, property or securities to or for the benefit of the Securityholders pursuant to the subrogation provision of this Article, which would otherwise have been paid to the holders of Senior Indebtedness, shall be deemed to be a payment by the Issuer to or for the account of the Securities. It is understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

          Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Issuer, its creditors other than the holders of Senior Indebtedness, and the holders of the

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Securities, the obligation of the Issuer, which is absolute and unconditional, to pay to the holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Issuer other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the holder of any Security or the Trustee on his behalf from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy.

          Upon any payment or distribution of assets of the Issuer referred to in this Article, the Trustee, subject to the provisions of Sections 5.1 and 5.2, and the holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding-up, liquidation, arrangement or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

          SECTION 12.4 AUTHORIZATION BY SECURITYHOLDERS. Each holder of a Security by his acceptance thereof authorizes the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

          SECTION 12.5 NOTICE TO TRUSTEE. The Issuer shall give prompt written notice to the Trustee and to any paying agent of any fact known to the Issuer which would prohibit the making of any payment of moneys to or by the Trustee or any paying agent in respect of the Securities pursuant to the provisions of this Article. Regardless of anything to the contrary contained in this Article or elsewhere in this Indenture, the Trustee shall not be charged with knowledge of the existence of any Senior Indebtedness or of any default or event of default with respect to any Senior Indebtedness or of any other facts which would prohibit the making of any payment


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

of moneys to or by the Trustee, unless and until the Trustee shall have received notice in writing at its principal Corporate Trust Office to that effect signed by an officer of the Issuer, or by a holder or agent of a holder of Senior Indebtedness who shall have been certified by the Issuer or otherwise established to the reasonable satisfaction of the Trustee to be such holder or agent, or by the trustee under any indenture pursuant to which Senior Indebtedness shall be outstanding, and, prior to the receipt of any such written notice, the Trustee shall, subject to Sections 5.1 and 5.2, be entitled to assume that no such facts exist; PROVIDED that if on a date three Business Days prior to the date upon which by the terms hereof any such moneys shall become payable for any purpose (including, without limitation, the payment of the principal of, or interest on any Security) the Trustee shall not have received with respect to such moneys the notice provided for in this Section, then, regardless of anything herein to the contrary, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

          Regardless of anything to the contrary herein, nothing shall prevent
(a) any payment by the Issuer or the Trustee to the Securityholders of amounts in connection with a redemption of Securities if (i) notice of such redemption has been given to Holders pursuant to Article Eleven prior to the receipt by the Trustee of written notice as aforesaid, and (ii) such notice of redemption is given not earlier than 60 days before the redemption date, or (b) any payment by the Trustee to the Securityholders of amounts deposited with it pursuant to
Section 9.1.

          The Trustee shall be entitled to rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article, and if such evidence is not furnished the Trustee may


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

defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

          SECTION 12.6 TRUSTEE'S RELATION TO SENIOR INDEBTEDNESS. The Trustee and any agent of the Issuer or the Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it in its individual or any other capacity to the same extent as any other holder of Senior Indebtedness and nothing in this Indenture shall deprive the Trustee or any such agent, of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 5.6.

          With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Sections 5.1 and 5.2, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to holders of Securities, the Issuer or any other person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

          SECTION 12.7 NO IMPAIRMENT OF SUBORDINATION. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Issuer with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.


                                ARTICLE THIRTEEN

                            CONVERSION OF SECURITIES.

          SECTION 13.1 CONVERSION PRIVILEGE. Subject to and upon compliance with the provisions of this Article, at the option of the holder thereof, any Security may, at any time until and including, but not after the close of business on the Trading Day preceding February 1, 2006, or in case such


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Security or some portion thereof shall be called for redemption prior to such date, then, with respect to such Security or portion thereof as is so called, until and including, but (if no default is made in making due provision for the payment of the redemption price) not after, the close of business on, the Trading Day preceding the date fixed for redemption, be converted, in whole, or in part in integral multiples of $1,000 principal amount, at 100% of the principal amount of such Security (or portion thereof), into fully paid and non-assessable shares of Common Stock issuable upon conversion of the Securities, at the Conversion Price in effect at the Date of Conversion (as hereinafter defined).

          SECTION 13.2 EXERCISE OF CONVERSION PRIVILEGE. In order to exercise the conversion privilege, the holder of any Security to be converted shall surrender such Security to the Issuer at any time during usual business hours at its office or agency maintained for the purpose as provided in this Indenture, accompanied by a fully executed written notice, in substantially the form set forth on the reverse of the Security (the "Conversion Notice"), that the holder elects to convert such Security or a stated portion thereof constituting an integral multiple of $1,000 principal amount, and, if such Security is surrendered for conversion during the period between the close of business on January 15 or July 15 in any year and the opening of business on the following February 1 or August 1 and has not been called for redemption on a redemption date within such period (or on such February 1 or August 1), accompanied also by payment of an amount equal to the interest payable on such February 1 or August 1 on the principal amount of the Security being surrendered for conversion.
Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. Securities surrendered for conversion shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer duly executed by, the holder or his attorney duly authorized in writing. Where the Securities to be converted are represented by a Global Security, the holder shall also deliver a Conversion Notice to the Depositary. As promptly as practicable after the receipt of such notice and the surrender of such Security as aforesaid, the Issuer shall, subject to the provisions of Section 13.8, issue and deliver at such office or agency to such holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion of Securities in accordance with the provisions of this Article and cash, as provided in Section 13.3, in respect of any fraction of a share of Common Stock otherwise issuable upon


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such conversion.  Such conversion shall be deemed to have been effected immediately prior to the close of business on the date (herein called the "Date of Conversion") on which such notice shall have been received by the Issuer and such Security shall have been surrendered as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on the Date of Conversion the holder or holders of record of the shares represented thereby; PROVIDED, HOWEVER, that in the event that any such surrender takes place on a date when the stock transfer books of the Issuer shall be closed, the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open but such conversion shall nevertheless be at the Conversion Price in effect at the close of business on the date when such Security shall have been so surrendered with the conversion notice. In the case of conversion of a portion, but less than all, of a Security, the Issuer shall execute, and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Issuer, a Security or Securities in the aggregate principal amount of the unconverted portion of the Security surrendered. Except as otherwise expressly provided in this Indenture, no payment or adjustment shall be made for interest accrued on any Security (or portion thereof) converted or for dividends or distributions on any Common Stock issued upon conversion of any Security.

          SECTION 13.3 FRACTIONAL INTERESTS. No fractions of shares or scrip representing fractions of shares shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities so surrendered. If any fraction of a share of Common Stock would, except for the provisions of this Section, be issuable on the conversion of any Security or Securities, the Issuer shall make payment in lieu thereof in an amount of United States dollars equal to the value of such fraction computed on the basis of the Closing Price of the Common Stock on the last Business Day prior to the Date of Conversion.

          SECTION 13.4 CONVERSION PRICE. The conversion price (as adjusted from time to time, the "Conversion Price") per Common Stock issuable upon conversion of the Securities


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

shall initially be $57.97 per share of Common Stock.

          SECTION 13.5  ADJUSTMENT OF CONVERSION PRICE.

(a)  The Conversion Price shall be adjusted from time to time as follows:

          (i) In case the Issuer shall pay or make a dividend or other distribution on Common Stock in shares of Common Stock, then the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator of which shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this subparagraph (i), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Issuer (except to the extent such dividend or distribution is being made with respect to such shares) but shall include shares issuable in respect of scrip certificates issues in lieu of fractions of shares of Common Stock.

          (ii) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, then the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller amount of shares of Common Stock, then the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (iii) In case the Issuer shall issue rights or warrants to all or substantially all holders of Common Stock entitling them (for a period expiring within 45 days after the record date fixed for a distribution of such rights or warrants) to subscribe for or purchase shares


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

          of Common Stock at a price per share less than the Current Market Price (as hereinafter defined) per share (determined as provided in subparagraph (vii) below) of Common Stock on the date fixed for the determination of shareholders entitled to receive such rights or warrants (other than pursuant to a dividend reinvestment plan), then the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such Conversion Price by a fraction the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this subparagraph (iii), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Issuer but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Issuer agrees not to issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Issuer. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made in respect of the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered.

          (iv) Subject to the second paragraph of this subparagraph (iv), in case the Issuer shall, by dividend or otherwise, distribute to all or substantially all holders of Common Stock (A) shares of capital stock of the Issuer (other than Common Stock), (B) evidence of indebtedness of the Issuer and/or (C) other assets (including securities, but excluding (1) any rights or warrants referred to in subparagraph (iii) above, (2) any rights or warrants to obtain capital stock of a company other than the Issuer (including any rights offerings of the Issuer with respect to capital stock of companies in which the Issuer


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

          has an investment (a "Rights Offering")), (3) dividends or distributions in connection with the liquidation, dissolution or winding-up of the Issuer, (4) dividends payable solely in cash that may from time to time be fixed by the Board of Directors of the Issuer and (5) dividends or distributions referred to in subparagraph (i) above), then in each case (unless the Issuer makes the election referred to in the next sentence) the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such record date by a fraction the numerator of which shall be the Current Market Price per share (determined as provided in subparagraph (vii) below) of the Common Stock on such record date (the "Reference Date") less the then fair market value on the Reference Date (as determined in good faith by the Board of Directors of the Issuer, whose determination shall be the conclusive and shall be described in a statement filed with the Depositary and the Trustee) of the portion of the shares of capital stock of the Issuer, evidences of indebtedness or other assets so distributed (and for which an adjustment to the Conversion Price has not been made previously pursuant to the terms this Article 13) applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the Reference Date. However, the Issuer may elect, in its sole discretion, in lieu of the foregoing adjustment, to make adequate provision so that each holder of Securities shall have the right to receive upon conversion thereof the amount and kind of shares of capital stock, evidences of indebtedness or other assets such holder would have received had such holder converted such shares on such record date. If the Board of Directors of the Issuer determines the fair market value of any distribution for purposes of this subparagraph (iv) by reference to the actual or when issued trading market for any securities (including shares of capital stock or evidence of indebtedness of the Issuer) comprising a distribution of securities, it must in doing so consider the price in such market over the period used in computing the Current Market Price of the Common Stock.

          For purposes of this paragraph (iv), any dividend or distribution that includes both (x) any of the items described in clauses (A), (B) or
          (C) of the first paragraph of this subparagraph (iv) and (y) Common Stock


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

          or rights or warrants to subscribe for or purchase Common Stock of the type referred to in subparagraph (iii) shall be deemed to be (1) a dividend or distribution of shares of capital stock of the Issuer (other than Common Stock), evidences of indebtedness of the Issuer or other assets of the type referred to in clause (C) of the first paragraph of this subparagraph (iv) (making any Conversion Price reduction required by this subparagraph (iv)) immediately followed by
          (2) a dividend or distribution of such Common Stock or rights or warrants to purchase Common Stock of the type referred to in subparagraph (iii) (making any further Conversion Price reduction required by subparagraph (i) or (iii) of this Section 13.5(a)), except
          (A) the Reference Date of such dividend or distribution as defined in this subparagraph (iv) shall be substituted as "the date fixed for the determination of shareholders entitled to receive such rights or warrants" and "the date fixed for such determination" within the meaning of subparagraphs (i) and (iii) of this Section 13.5(a) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of subparagraph (i) of this Section 13.5(a).

          The occurrence of a distribution or the occurrence of any other event as a result of which holders of Securities converting such notes into Common Stock hereunder will not be entitled to receive rights issued pursuant to any shareholder protective rights agreement now or hereafter in effect (the "Other Rights") in the same amount and manner as if such holders had converted such shares immediately prior to the occurrence of such distribution or other event shall be deemed a distribution of Other Rights for the purposes of conversion adjustments pursuant to this subparagraph (iv). In lieu of making any adjustment to the Conversion Price under this subparagraph (iv) as a result of such a distribution of Other Rights, the Issuer may elect, in its sole discretion, to provide that Other Rights shall be issuable in the same amount and manner upon conversion of the Securities without regard to whether the shares of Common Stock issuable upon conversion of the Securities were issued before or after such distribution or other event.

          (v) In case the Issuer shall, by dividend or otherwise, at any time distribute cash to all or substantially all holders of Common Stock, excluding (A) any cash dividends on Common Stock to the extent that the aggregate cash


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

          dividends per share of Common Stock in any consecutive 12-month period do not exceed the greater of (x) the amount per share of Common Stock of the cash dividends paid on the Common Stock in the immediately preceding 12-month period, to the extent that such dividends for the immediately preceding 12-month period did not require an adjustment to the Conversion Price pursuant to this subparagraph (v) (as adjusted to reflect subdivisions or combinations of the Common Stock) and (y) 15% of the average of the daily Closing Prices (as hereinafter defined) of the Common Stock for the ten consecutive Trading Days immediately prior to the date of declaration of such dividend and (B) any dividend or distribution in connection with the liquidation, dissolution or winding-up of the Issuer, whether voluntary or involuntary, or any redemption of the Rights or any Other Rights; provided, however, that no adjustment shall be made pursuant to this subparagraph (v) if such distribution would otherwise constitute a Fundamental Change (as hereinafter defined) and be reflected in a resulting adjustment to the Conversion Price as provided in this Article 13) then, in each case (unless the Issuer makes the election referred to in the proviso following this clause), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect at the close of business on such record date by a fraction the numerator of which shall be the Closing Price of a share of Common Stock on such record date less the amount of cash so distributed (to the extent not excluded as provided above) applicable to one share of Common Stock, and the denominator shall be the Closing Price of a share of Common Stock, such reduction to become effective immediately prior to the opening of business on the day following such record date; provided, however, that the Issuer may elect, in its sole discretion, in lieu of the foregoing adjustment, to make adequate provision so that each holder of Securities shall thereafter have the right to receive upon conversion the amount of cash such holder would have received had such holder converted each Security on such record date. If any adjustment is required to be made as set forth in this subparagraph (v) as a result of a distribution which is a dividend described in clause (A) of this subparagraph (v), such adjustment will be based upon the amount by which such distribution exceeds the amount of the dividend permitted to be excluded pursuant to such clause (A) of this subparagraph (v). If an adjustment is required to be made pursuant to this subparagraph
          (v) as a result of a distribution which is not such a dividend, such adjustment would be based upon


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

          the full amount of such distribution.

          (vi) In case of the consummation of a tender or exchange offer (other than an odd-lot tender offer) made by the Issuer or any subsidiary of the Issuer for all or any portion of the outstanding shares of Common Stock to the extent that the cash and fair market value (as determined in good faith by the Board of Directors of the Issuer, whose determination shall be conclusive and shall be described in a resolution of such Board) of any other consideration included in such payment per share of Common Stock at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as amended) exceed by more than 10%, with any smaller excess being disregarded in computing the adjustment to the Conversion Price provided in this subparagraph (vi), the first reported sale price per share of Common Stock on the Trading Day next succeeding the Expiration Time, then the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction the numerator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the first reported sale price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the first reported sale price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

          (vii) For the purpose of any computation under this Article 13, the "Current Market Price per share" of Common Stock on any day shall be deemed to be the average of the daily Closing Prices (as hereinafter defined) per share of Common Stock for the ten consecutive Trading Days prior to and including the date in question; provided, however, that (1) if the "ex" date (as hereinafter defined) for any event (other than the


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

          issuance, distribution or Fundamental Change requiring such computation) that requires an adjustment to the Conversion Price pursuant to this Article 13 (the "Other Event") occurs during such ten consecutive Trading Days and prior to the "ex" date for the issuance, distribution or Fundamental Change requiring such computation (the "Current Event"), the Closing Price for each Trading Day prior to the "ex" date for such Other Event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such Other Event, (2) if the "ex" date for any Other Event occurs on or after the "ex" date for the Current Event and on or prior to the date in question, the Closing Price for each Trading Day on and after the "ex" date for such Other Event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such Other Event (provided that in the event that such fraction is required to be determined at a date subsequent to the date in question and with reference to events taking place subsequent to the date in question, the Board of Directors of the Issuer or, to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive and described in a resolution of the Board of Directors of the Issuer or such duly authorized committee thereof, as the case may be, shall in good faith estimate such fraction based on assumptions it deems reasonable regarding such events taking place subsequent to the date in question, and such estimated fraction shall be used for purposes of such adjustment until such time as the actual fraction by which the Conversion Price is so required to be adjusted as a result of such Other Event is determined), and (3) if the "ex" date for the Current Event is on or prior to the date in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined in good faith by the Board of Directors of the Issuer or, to the extent permitted by applicable law, a duly authorized committee thereof in a manner consistent with any determination of such value for purposes of this Article 13, whose determination shall be conclusive and described in a resolution of the Board of Directors of the Issuer or such duly authorized committee thereof, as the case may be) of the shares of capital stock, evidences of indebtedness or other assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of this subparagraph (vii), the term "ex" date, (1) when used with respect to any issuance, distribution or Fundamental Change, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance, such distribution or the cash, securities, property or other assets distributable in such Fundamental Change to holders of the Common Stock, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective and (3) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer.

          (viii) No adjustment in the Conversion Price shall be required pursuant to this Section 13.5(a) unless the adjustment would require a change of at least 1% of such price; provided, however, that any adjustments which by reason of this subparagraph (viii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest cent (with .005 being rounded upward) or to the nearest 1/100th of a share (with .005 of a share being rounded upward), as the case may be. Notwithstanding anything to the contrary in this Article 13, the Issuer from time to time may, to the extent permitted by law, reduce the Conversion Price by any amount for any period of at least 20 Business Days, in which case the Issuer shall give at least 15 days' notice of such reduction to the holders of Securities and the Trustee. In addition, the Issuer may, at its option, make such reductions in the Conversion Price in addition to those set forth in this Article 13, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reasons.

          (ix) In any case in which this Article 13 provides that an adjustment shall become effective immediately after a record date for an event, the Issuer may defer until the occurrence of such event (A) issuing to the holder of any


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

          Securities converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (B) paying to such holder any amount in cash in lieu of any fractional shares pursuant to this Article 13.

          (x) For purposes of this Article 13, "Common Stock" includes any stock of any class of the Issuer which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Issuer and which is not subject to redemption by the Issuer. However, subject to the provisions of this Article 13, shares issuable on conversion of Securities shall include only shares of the class designated as the Issuer Common Stock on the date of the initial issuance of Securities by the Issuer or shares of any class or classes resulting from any reclassification or reclassification thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Issuer and which are not subject to redemption by the Issuer; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

     (b) Whenever the Conversion Price is adjusted as provided, in this Article 8, the Issuer shall promptly (i) file with the Trustee and each conversion agent an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment, and (ii) mail or cause to be mailed a notice of such adjustment to each holder of Securities at his address as the same appears on the Register.

          SECTION 13.6  ADJUSTMENT OF CONVERSION PRICE - FUNDAMENTAL CHANGE.
(a) In the event that the Issuer shall be a party to any transaction or series of transactions constituting a Fundamental Change, including, without limitation, (i) any recapitalization or reclassification of shares of Common Stock (other than a change in the par value as a result of a subdivision or combination of the Common Stock), (ii) any consolidation of the Issuer with, or merger of the Issuer into, any other corporation or any merger of another corporation into the Issuer as a result of which holders of Common Stock shall be entitled to receive securities or other property or assets (including cash) with respect to or in exchange for Common Stock (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock),
(iii) any sale or transfer of all or substantially all of the assets of the Issuer, or (iv) any compulsory share exchange, pursuant to any of which the holders of Common Stock shall be entitled to receive other securities, cash or other property, then appropriate provision shall be made as part of the terms of such transaction or series of transactions so that the holder of each Security then outstanding shall have the right thereafter to convert such Security only into (A) in the case of a Non-Stock Fundamental Change (as hereinafter defined), the kind and amount of the securities, cash and other property that would have been receivable upon such recapitalization, reclassification, consolidation, merger, sale, transfer or note exchange by a holder of the number of shares of Common Stock into which such Security might have been converted immediately prior to such recapitalization, reclassification, consolidation, merger, sale, transfer or share exchange, after giving effect to any adjustment in the Conversion Price required by the provisions which follow in Section 13.6(c), and
(B) in the case of a Common Stock Fundamental Change (as hereinafter defined), common stock of the kind received by holders of Common Stock as a result of such Common Stock Fundamental Change in an amount determined pursuant to the provisions which follow in Section 13.6(c). The company formed by such consolidation or resulting from such merger or which acquires such assets or which acquires the Common Stock, as the case may be, shall enter into a supplemental indenture with the Trustee, satisfactory in form to the Trustee, the provisions of which provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 13. The above provisions shall similarly apply to successive recapitalizations, reclassifications, consolidations, mergers, sales, transfers or share exchanges.

    (b) Notwithstanding any other provisions in this Article 13 to the contrary, if any Fundamental Change (as hereinafter defined) occurs, then the Conversion Price in effect will be adjusted immediately following such Fundamental Change as described below in Section 13.6(c). In addition, in the event


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

of a Common Stock Fundamental Change, each Security shall be convertible solely into common stock of the kind received by holders of Common Stock as the result of such Common Stock Fundamental Change as more specifically provided below in
Section 13.6(c).

     (c)  For purposes of calculating any adjustment to be made pursuant to this
Article 13 in the event of a Fundamental Change, immediately following such Fundamental Change (and for such purposes a Fundamental Change shall be deemed to occur on the earlier of (a) the occurrence of such Fundamental Change and (b) the date, if any, fixed for determination of shareholders entitled to receive the cash, securities, property or other assets distributable in such Fundamental Change to holders of the Common Stock);

               (i) in the case of a Non-Stock Fundamental Change, the Conversion Price per share of Common Stock shall be the lower of (A) the Conversion Price in effect immediately prior to such Non-Stock Fundamental Change, but after giving effect to any other adjustments effected pursuant to this Article 13, and (B) the product of (1) the greater of the Applicable Price (as hereinafter defined) or the then applicable Reference Market Price (as hereinafter defined) and (2) a fraction the numerator of which shall be $100 and the denominator of which shall be the amount set forth below (based on the date on which such Non-Stock Fundamental Change occurs). For the twelve month period beginning February 2:


                     Year                Denominator
                     ----                -----------
                     1996                  106.00
                     1997                  105.33
                     1998                  104.67
                     1999                  104.00
                     2000                  103.33
                     2001                  102.67
                     2002                  102.00
                     2003                  101.33
                     2004                  100.67
                     2005                    100.00; and

               (ii) in case of a Common Stock Fundamental Change, the Conversion Price per share of Common Stock shall be the Conversion Price in effect immediately prior to such Common Stock Fundamental Change, but after giving effect to any other adjustments effected pursuant to this
          Article 13, multiplied by a fraction, the numerator of


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

          which is the Purchaser Stock Price (as hereinafter defined) and the denominator of which is the Applicable Price); provided, however, that in the event of a Common Stock Fundamental Change in which (A) 100% of the value of the consideration received by a holder of Common Stock is common stock of the successor, acquiror or other third party (and cash, if any, paid with respect to any fractional interests in such common stock resulting from such Common Stock Fundamental Change) and
          (B) all of the Common Stock shall have been exchanged for, converted into or acquired for common stock (and cash, if any, with respect to fractional interests) of the successor, acquiror or other third party, the Conversion Price per share of Common Stock immediately following such Common Stock Fundamental Change shall be the Conversion Price in effect immediately prior to such Common Stock Fundamental Change multiplied by a fraction, the numerator of which is one (1) and the denominator of which is the number of shares of common stock of the successor, acquiror, or other third party received by a holder of one share of Common Stock as a result of such Common Stock Fundamental Change.

          (d)  The following definitions shall apply to terms used in this
     Article 13:

               (i) "Applicable Price" shall mean (A) in the event of a Non-Stock Fundamental Change in which the holders of Common Stock receive only cash, the amount of cash receivable by a holder of one share of Common Stock and (B) in the event of any other Fundamental Change, the average of the Closing Prices for one share of Common Stock during the ten Trading Days immediately prior to the record date for the determination of the holders of Common Stock entitled to receive cash, securities, property or other assets in connection with such Fundamental Change or, if there is no such record date, prior to the date upon which the holders of Common Stock shall have the right to receive such cash, securities, property or other assets.

               (ii) "Closing Price" with respect to any securities on any day shall mean the closing sale price, regular way, on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the New York Stock Exchange or, if such security is not listed or admitted to trading on such Exchange, on the principal national securities exchange or quotation system on which such security is quoted or listed or admitted to trading or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the date in question as reported by the National Quotation Bureau Incorporated, or a similarly generally accepted reporting service or, if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors of the Issuer for that purpose or a price determined in good faith by the Board of Directors of the Issuer.

               (iii) "Common Stock Fundamental Change" shall mean any Fundamental Change in which more than 50% of the value (as determined in good faith by the Board of Directors of the Issuer) of the consideration received by the holders of Common Stock pursuant to such transactions consists of shares of common stock that, for the ten consecutive Trading Days immediately prior to such Fundamental Change, has been admitted for listing or admitted for listing subject to notice of issuance on a national securities exchange or quoted on the Nasdaq National Market; provided, however, that a Fundamental Change shall not be a Common Stock Fundamental Change unless either (A) the Issuer continues to exist after the occurrence of such Fundamental Change and the outstanding Securities continue to exist as outstanding Securities, or (B) the outstanding Securities continue to exist as Securities and are convertible into common stock of the successor to the Issuer.

               (iv) "Fundamental Change" shall mean the occurrence of any transaction or event or series of transactions or events pursuant to which all or substantially all of the Common Stock shall be exchanged for, converted into, acquired for or constitutes solely the right to receive cash, securities, property or other assets (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise); provided, however, in the case of a plan involving more than one such transaction or event, for purposes of adjustment of the Conversion Price, such Fundamental Change shall be deemed to have occurred when substantially all of the Common Stock has been exchanged for, converted into, or acquired for or constitutes solely the right to receive cash, securities, property or other assets, but the adjustment shall be based upon the consideration which the holders of Common Stock received in such transaction or event as a result of which more than 50% of the Common Stock shall have been exchanged for, converted into, or acquired for or shall constitute solely the right to receive cash, securities, property or other assets; provided, further, that such term does not include any transaction or event in which the Issuer and/or any of its subsidiaries are the issuers of all the cash, securities, property or other assets exchanged, acquired or otherwise issued in such transaction or event.

               (v) "Non-Stock Fundamental Change" shall mean any Fundamental Change other than a Common Stock Fundamental Change.

               (vi) "Purchaser Stock Price" shall mean, with respect to any Common Stock Fundamental Change, the average of the Closing Prices for one share of the common stock received by holders of Common Stock in such Common Stock Fundamental Change during the ten Trading Days immediately prior to the record date for the determination of the holders of Common Stock entitled to receive such common stock or, if there is no such record date, prior to the date upon which the holders of Common Stock shall have the right to receive such common stock.

               (vii) "Reference Market Price" shall initially mean $30.92 (which is an amount equal to 66-2/3% of the last reported sale price for the Common Stock on the New York Stock Exchange on January 31,
          1996) and, in the event of any adjustment to the Conversion Price other than as a result of a Fundamental Change, the Reference Market Price shall also be adjusted so that the ratio of the Reference Market Price to the Conversion Price after giving effect to any such adjustment shall always be the same as the ratio of $30.92 to the initial Conversion Price set forth in this Article 13.

          (e) In determining the amount and type of consideration received by a holder of Common Stock in the event of a Fundamental Change, consideration received by a holder of Common Stock pursuant to a statutory right of appraisal will be disregarded.

          SECTION 13.7  NOTICE OF CERTAIN EVENTS.  In case:

               (i) the Issuer shall declare a dividend (or any other distribution) on Common Stock that would cause an adjustment to the Conversion Price of the Securities pursuant to the terms of any of the subparagraphs above (including such an adjustment that would occur but for the terms of the first sentence of Section 13.5(a)(viii) above); or

               (ii) the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock or combined into a smaller number of shares of Common Stock; or

               (iii) the Issuer shall authorize the granting to the holders of Common Stock generally of rights or warrants (for a period expiring within 45 days after the record date fixed for a distribution of such rights and warrants) to subscribe for or purchase any shares of the Issuer's capital stock or other capital stock of any class or of any other rights (including any Rights Offerings); or

               (iv) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Issuer is a party and for which approval of any shareholders of the Issuer is required, or of the sale or transfer of all or substantially all of the assets of the Issuer or a compulsory share exchange; or

               (v) of the voluntary or involuntary dissolution, liquidation or winding-up of the Issuer;

then the Issuer shall cause to be filed with the Trustee, and shall cause to be mailed to all holders of Securities at each such holder's last address as the same appears on the Register, at least 20 days prior to the applicable record or effective date hereinafter specified (except with respect to a Rights Offering, in which case such filing and mailing must take place at least 10 days prior to the applicable record date), a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (B) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding-up. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings described in clauses (i) through (v) above.

          SECTION 13.8 TAXES ON CONVERSION. The Issuer will pay any and all documentary, stamp or similar taxes payable to the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant thereto; PROVIDED, HOWEVER, that the Issuer shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the holder of the Securities to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Issuer the amount of any such tax or has established, to the satisfaction of the Issuer, that such tax has been paid. Neither the Issuer nor the Trustee extends any protection with respect to any other taxes imposed in connection with conversion of Securities.

          SECTION 13.9 ISSUER TO PROVIDE STOCK. The Issuer shall reserve, free from pre-emptive rights, out of its authorized but unissued shares, sufficient shares to provide for the conversion of the Securities from time to time as such Securities are presented for conversion, provided, that nothing contained herein shall be construed to preclude the Issuer from satisfying its obligations in respect of the conversion of Securities by delivery of repurchased shares of Common Stock which are held in the treasury of the Issuer.

          If any shares of Common Stock to be reserved for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be validly issued or delivered upon conversion, then the Issuer covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be, PROVIDED, HOWEVER, that nothing in this Section shall be deemed to affect in any way the obligations of the Issuer to convert Securities into Common Stock as provided in this Article.

          Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the Common Stock, the Issuer will take all corporate action which may, in the Opinion of Counsel, be necessary in order that the Issuer may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Conversion Price.

          The Issuer covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and non-assessable by the Issuer and free of pre-emptive rights.

          SECTION 13.10 DISCLAIMER OF RESPONSIBILITY FOR CERTAIN MATTERS. Neither the Trustee nor any agent of the Trustee shall at any time be under any duty or responsibility to any holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the Officers' Certificate referred to in Section 13.5(c), or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any agent of the Trustee shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any agent of the Trustee shall be responsible for any failure of the Issuer to issue, register the transfer of or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion or, subject to Sections 5.1 and 5.2, to comply with any of the covenants of the Issuer contained in this Article.

          SECTION 13.11 RETURN OF FUNDS DEPOSITED FOR REDEMPTION OF CONVERTED SECURITIES. Any funds which at any time shall have been deposited by the Issuer or on its behalf with the Trustee or any other paying agent for the purpose of paying the principal of and interest on any of the Securities and which shall not be required for such purposes because of the conversion of such Securities, as provided in this Article, shall after such conversion be repaid to the Issuer by the Trustee or such other paying agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of February 1, 1996.

                                             SAFEGUARD SCIENTIFICS, INC.

                                             By  /s/ Gerald M. Wilk
                                                ---------------------------
                                             Title:    Senior Vice President -
                                                       Finance




Attest:

By  /s/ Alice G. Burt
   ----------------------



                                             FIRST TRUST OF NEW YORK,
                                        NATIONAL ASSOCIATION

                                             By  /s/ Alfia Monastra
                                                ----------------------------
                                             Title: Assistant Vice President




Attest:

By  /s/ Frank J. Gillhaus
   ----------------------

                                                                       EXHIBIT A



                 Form of Letter to be Delivered by Institutional
                              Accredited Investors



Safeguard Scientifics, Inc.
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA  19087

J.P. Morgan Securities Inc.
60 Wall Street
New York, NY  10260

Ladies and Gentlemen:

          We are delivering this letter in connection with an offering of 6% Convertible Subordinated Notes due 2006 (the "Notes"), of Safeguard Scientifics, Inc. (the "Company") which are convertible into shares of the Company's Common Stock, $0.10 par value (the "Common Stock"), all as described in the Offering Memorandum (the "Offering Memorandum") relating to the offering.

          We hereby confirm that:

          (i) we are an "accredited investor" within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act of 1933, as amended (the "Securities Act"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (an "Institutional Accredited Investor");

          (ii) (A) any purchase of Notes by us will be for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank," within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring Notes as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

          (iii) in the event that we purchase any Notes, we will acquire Notes having a minimum principal amount of not less than $100,000 for our own account or for any separate account for which we are acting;

          (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing Notes;

          (v) we are not acquiring Notes with a view to distribute thereof or with any present intention of offering or selling Notes or the Common Stock issuable upon conversion thereof, except as permitted below; provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

          (vi) we have received a copy of the Offering Memorandum and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase Notes.

          We understand that the Notes are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Notes and the shares of Common Stock issuable upon conversion thereof have not been and will not be registered under the Securities Act. We agree, on our own behalf and on behalf of each account for which we acquire any Notes, that if in the future we decide to resell or otherwise transfer such Notes or the Common Stock issuable upon conversion thereof, such Notes or Common Stock may be resold or otherwise transferred only (i) to the Company or any subsidiary thereof, or (ii) inside the United States to a person who is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, or (iii) inside the United States to an Institutional Accredited Investor that, prior to such transfer, furnishes to the transfer agent or registrar for such securities a signed letter in the form hereof, or (iv) outside the United States in a transaction meeting the requirements of Rule 904 under the Securities Act, or
(v) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if applicable), and (vi) in each case, in accordance with any applicable securities laws of any

State of the United States or any other applicable jurisdiction and in accordance with the legends set forth on the Notes. We further agree to provide any person purchasing any of the Notes or the Common Stock issuable upon conversion thereof from us a notice advising such purchaser that resales of such securities are restricted as stated herein. We understand that the registrar and transfer agent for the Notes and the Common Stock will not be required to accept for registration of transfer any Notes or any shares of Common Stock issued upon conversion of the Notes, except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. We further understand that any Notes and any shares of Common Stock issued upon conversion of the Notes will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph.

          We acknowledge that the Company, others and you will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

          THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.




                                             (Name of Purchaser)


                                             By:
                                                Name:
                                                Title:


                                             Address:

                                                                       EXHIBIT B


                [FORM OF CERTIFICATE OF TRANSFER FOR SECURITIES]


          In connection with any transfer of this Security occurring prior to the earlier of (i) the date which is three years after the issuance of this Security (or any predecessor Security) or (ii) the date after which the Issuer instructs the Trustee to remove the restricted legend from the Security (or predecessor Security) the undersigned confirms that:

TRANSFEROR CERTIFICATIONS

1.   APPLICABLE EXEMPTION [check one]

[ ] (a) This Security is being transferred by the undersigned to a transferee that is, or that the undersigned reasonably believes to be, a qualified institutional buyer (as defined in Rule 144A under the Securities Act of 1933, as amended) pursuant to and in accordance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder. (this paragraph must be indicated by any transferee who wishes to hold its Security in the Rule 144A Global Note held by the nominee of the Depositary.

                                       OR


[ ] (b) This Security is being transferred by the undersigned to a transferee that is an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended) that has furnished to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfers of such Securities (the form of which letter can be obtained from the Trustee) and that the undersigned has been advised by the transferee that it is acquiring this Security for investment and not with a view to, or for offer or sale in connection with, any distribution (within the meaning of the Securities Act of 1933, as amended) or fractionalization thereof or with any intention of reselling this Security or any part thereof, subject to any requirement of law that the disposition of its property being at all times within its control and subject to its ability to resell this Security pursuant to Rule 144A, Regulation S or other exemption from registration available under the Securities Act of 1933, as amended.

                                       OR

[ ]  (c)  This Security is being transferred by the undersigned in an "Offshore
          Transaction" (as defined in Regulation S under the Securities Act of 1933, as amended) to a transferee that is not, or that the undersigned reasonably believes not to be, a "U.S. Person" (as defined in Regulation S under the Securities Act of 1933, as amended) pursuant and in accordance with the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

2.   AFFILIATION WITH ISSUER [check if applicable]

[ ] (a) The undersigned represents and warrants that it is, or at sometime during which it held this Security was, an Affiliate of the Issuer.

     (b) If 2(a) above is checked AND if the undersigned was not an Affiliate of the Issuer at all times during which it held this Security, indicate the most recent date as of which the undersigned was an Affiliate of the Issuer: ____________________

     (c) If 2(a) above is checked AND if the transferee will not pay the full purchase price for the transfer of this Security on or prior to the date of transfer indicate when such purchase price will be paid:
          ____________________.


TO BE COMPLETED BY TRANSFEREE
IF 1(a) ABOVE IS CHECKED AND THE TRANSFEROR IS NOT A
QUALIFIED INSTITUTIONAL BUYER:

          The undersigned represents and warrants that it is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information.

Dated:  ____________________   __________________________
                               NOTICE:  To be executed by
                               an officer.


TO BE COMPLETED BY TRANSFEREE
IF 1(c) ABOVE IS CHECKED:

          The undersigned represents and warrants that it is not a "U.S. Person" (as defined in Regulation S under the Securities Act of 1933, as amended).


Dated:  ____________________   __________________________
                               NOTICE:  To be executed by
                               an officer.


  If none of the boxes under the Applicable Exemption section of the Transferor Certifications is checked or if any of the above representations required to be made by the transferee is not made, the Trustee shall not be obligated to register this Security in the name of any person other than the Holder hereof.

THE UNDERSIGNED HEREBY AGREES THAT, UNLESS THE BOX ABOVE UNDER ITEM 2(A) IS CHECKED, THE UNDERSIGNED SHALL BE DEEMED TO HAVE REPRESENTED THAT IT IS NOT NOR HAS IT BEEN AT ANY TIME DURING WHICH IT HELD THIS SECURITY AN AFFILIATE, AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE ISSUER.

Dated: ____________           _____________________________
                              NOTICE:  The signature of the
                              Holder to this assignment must
                              correspond with the name as
                              written upon the face of this
                              Security in every particular,
                              without alteration or enlarge-
                              ment or any change whatsoever.

                                                                       EXHIBIT C


               [FORM OF CERTIFICATE OF TRANSFER FOR COMMON STOCK]


          In connection with any transfer of this Common Stock occurring prior to the earlier of (i) the date which is three years after the issuance of this Common Stock (or any predecessor Common Stock or Security) or (ii) the date on which the Issuer instructs the Transfer Agent to remove the restricted legend from the Common Stock (or predecessor Common Stock or Security), the undersigned confirms that:

TRANSFEROR CERTIFICATIONS

1. APPLICABLE EXEMPTION [check one]

[ ] (a) This Common Stock is being transferred by the undersigned to a transferee that is, or that the undersigned reasonably believes to be, a qualified institutional buyer (as defined in Rule 144A under the Securities Act of 1933, as amended) pursuant to and in accordance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       OR

[ ] (b) This Common Stock is being transferred by the undersigned to a transferee that is an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended) that has furnished to the Transfer Agent a signed letter containing certain representations and agreements relating to the restrictions on transfers of such Common Stock (the form of which letter can be obtained from the Transfer Agent) and that the undersigned has been advised by the transferee that it is acquiring this Common Stock for investment and not with a view to, or for offer or sale in connection with, any distribution (within the meaning of the Securities Act of 1933, as amended) or fractionalization thereof or with any intention of reselling this Common Stock or any part thereof, subject to any requirement of law that the disposition of its property being at all times within its control and subject to its ability to resell this Common Stock pursuant to Rule 144A, Regulation S or other exemption from registration available under the Securities Act of 1933, as amended.

                                       OR

[ ] (c) This Common Stock is being transferred by the undersigned in an "Offshore Transaction" (as defined in Regulation S under the Securities Act of 1933, as amended) to a transferee that is not, or that the undersigned reasonably believes not to be, a "U.S. Person" (as defined in Regulation S under the Securities Act of 1933, as amended) pursuant and in accordance with the exemption from registration under the Securities Act of 1933, as amended, provided by Regulation S thereunder.

2.  AFFILIATION WITH ISSUER [check if applicable]

[ ] (a) The undersigned represents and warrants that it is, or at sometime during which it held this Common Stock (or predecessor Common Stock or Security) was, an Affiliate of the Issuer.

     (b) If 2(a) above is checked AND if the undersigned was not an Affiliate of the Issuer at all times during which it held this Common Stock (or predecessor Common Stock or Security), indicate the most recent date as of which the undersigned was an Affiliate of the Issuer:
          ____________________

     (c) If 2(a) above is checked AND if the transferee will not pay the full purchase price for the transfer of this Common Stock on or prior to the date of transfer indicate when such purchase price will be paid:
          ____________________.


TO BE COMPLETED BY TRANSFEREE
IF 1(a) ABOVE IS CHECKED AND THE TRANSFEROR IS NOT A
QUALIFIED INSTITUTIONAL BUYER:

          The undersigned represents and warrants that it is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended, and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information.

Dated:  ____________________   __________________________
                               NOTICE:  To be executed by
                               an officer.

TO BE COMPLETED BY TRANSFEREE
IF 1(c) ABOVE IS CHECKED:

          The undersigned represents and warrants that it is not a "U.S. Person" (as defined in Regulation S under the Securities Act of 1933, as amended).


Dated:  ____________________   __________________________
                               NOTICE:  To be executed by
                               an officer.


  If none of the boxes under the Applicable Exemption section of the Transferor Certifications is checked or if any of the above representations required to be made by the transferee is not made, the Transfer Agent shall not be obligated to register this Common Stock in the name of any person other than the Holder hereof.

THE UNDERSIGNED HEREBY AGREES THAT, UNLESS THE BOX ABOVE UNDER ITEM 2(A) IS CHECKED, THE UNDERSIGNED SHALL BE DEEMED TO HAVE REPRESENTED THAT IT IS NOT NOR HAS IT BEEN AT ANY TIME DURING WHICH IT HELD THIS COMMON STOCK AN AFFILIATE, AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE ISSUER.

Dated: ____________           _____________________________
                              NOTICE:  The signature of the
                              Holder to this assignment must
                              correspond with the name as
                              written upon the face of this
                              Common Stock in every
                              particular, without alteration
                              or enlargement or any change
                              whatsoever.